December 18, 1997

Securities & Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

VIA:   EDGAR


Gentlemen:

In accordance with the provisions of Rule 270.30b-21 of the Investment Company Act of 1940, submitted are copies of the shareholder reports together with the cover letter that were distributed to the shareholders of the Manning & Napier Fund, Inc. Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, Blended Asset Series I, Blended Asset Series II, Defensive Series, Maximum Horizon Series and Tax Managed Series.

Sincerely,

MANNING & NAPIER FUND, INC.

/s/ Beth H. Galusha



Beth H. Galusha
Treasurer & Chief Financial Officer

Manning & Napier Fund, Inc.

Flexible Yield Series I

Annual Report
October 31, 1997

Management Discussion and Analysis

Dear Shareholder:

Lets face it, fixed income management is not a high risk profession. Aside from stress, the biggest physical risk fixed income managers face is the continued deterioration of their eyesight. Of course the same can probably be said of any profession which entails reading, writing, or staring at a computer screen for 8 to 10 hours a day. The clinical term for this condition is myopia, a visual defect where distant objects are blurred because their image is focused in front of the retina rather than on the retina itself.
While it is likely that many fixed income professionals suffer from this malady, there is a secondary definition of myopia that is far more endemic in the fixed income investment community today. That definition defines myopia as a shortsightedness in thinking or planning.

For example, when the Labor Department released their employment report at 8:30 A.M. on the first Friday of October, the market responded by driving long-term interest rates down from 6.30% to 6.15%. Later in the morning when a story came across the newswire that a U.S. aircraft carrier was heading toward the Persian Gulf, concerns about oil prices drove long rates back to 6.40%. When it was revealed that the carrier had been scheduled to head to the gulf, the market recovered and long bonds ended the day where they had started at 6.30%. Such gyrations are symptomatic of the short-term focus of the market and some managers do try to game out those factors and invest accordingly. That is a tough game to play, and an even tougher game to win.

Rest assured, that is not how Manning & Napier approaches the management of its fixed income funds. We invest based upon our long-term overview. We do monitor the short- term factors that impact the market, but we do so to see if they strengthen, weaken or have no effect on our long-term overview.

For those of you who are new shareholders, our overview calls for a continuation of the saw-tooth decline in interest rates that has characterized the domestic fixed income market for the last 15 years. That decline can be traced to the globalization of the worlds economy, the resulting increase in the competitive environment, and disinflationary pressure that has resulted from consumers, producers, and policy makers responding to that new environment.

In a competitive global environment, governments have no choice but to enact sound fiscal and monetary policies. Nowhere is that more evident than in the United States. In the early 1990s, the U.S. federal government was running budget deficits in excess of $300 billion. At the time, some of the more negative predictions were calling for deficits exceeding $500 billion. History proved them wrong. Through September, which is the end of the federal governments fiscal year, the trailing 12 month budget deficit had shrunk to an amazingly low $22.3 billion. At the start of the fiscal year, deficit projections had called for a deficit in the neighborhood of $125 billion for fiscal year 1997.

There are two reasons for the dramatic improvement. First, receipts continue to exceed expectations. Some of that can be traced to the fact that this is the seventh year of the economic expansion. It can also be traced to a stock market that is about to post its third consecutive year of double digit returns. That has generated above-average capital gains and associated capital gains taxes. Second, and more interestingly, expenditure growth has been very much restrained. On a year-over-year basis it has been in the neighborhood of 3%. Policy makers do not have direct control over the level of receipts that come in; however, they do control expenditures. Their restraint (a term not often applied to politicians) has been driven by the financial markets' ability to enforce fiscal discipline.

Management Discussion and Analysis

How so? With the growth of international financial markets, capital flows from one country to another almost seamlessly. Those countries with well-defined property rights, established legal systems, and attractive relative returns will be the most successful when it comes to keeping capital, as well as attracting foreign capital. Sound policies are a key contributor to whether a country offers attractive relative returns. The situation is compounded by the fact that the U.S. is running a rather sizable current account deficit. Because of that, it is even more important that the U.S. attract foreign capital. Otherwise our investment needs cannot be met.

Another investment opinion that has grown out of our long-term overview is the lack of pricing power and the need for producers to strive for productivity gains if they are to remain competitive in the global economy. That is one of the few ways that they can achieve earnings growth, and from an inflation standpoint, it contributes to the disinflationary environment. Manufacturing productivity has been strong throughout the 1990s; it has been the measures of service sector productivity that have appeared lacking. However, over the last year there has been a growing consensus that service sector productivity has been mismeasured. Not only is service sector productivity hard to measure, but the low numbers being reported seem to contradict the incredible investments that firms have made in computers and information processing. That does not even address the high level of merger activity that has permeated all sectors of the economy.

Solid productivity gains help to explain what has occurred in the U.S. economy in 1997, specifically strong growth and declining inflation. During the first quarter of this year, the economy grew at close to a 5% real rate (i.e., 5% over the inflation rate). In the second quarter, real growth was just under 4%, and during the third quarter, growth came in at 3.5%. Those are all solid readings, and intuitively one would expect inflation pressures to build, but over the same period, the Consumer Price Index slowed from a year-over-year rate of 3.3% to 2.2%. The Producer Price Indexs year-over-year growth rate fell from 3% to 0%. Strong growth and declining inflation are typically thought to be mutually exclusive. But that has not been the case this year, and that was not the case during the 1950s and early 1960s when strong productivity gains allowed growth and low inflation to coexist peacefully.

Both of these big picture items -- declining budget deficits and solid productivity gains -- help to explain why interest rates have fallen over the last 12 months. On the short end of the yield curve, rates are actually a touch higher. However, two-year note rates are down 12 basis points (0.12%) over the last year, five-year note rates are down 35 basis points (0.35%), and long bond rates have fallen by 49 basis points (0.49%). In fixed income parlance, the yield curve has flattened. From a performance standpoint, falling interest rates mean higher returns; the further out on the yield curve an investor ventured, the better his or her performance.

Because you have invested in a fund which is limited to shorter-term bonds, returns have been fairly modest, but with a twelve-month return of 6.07%, falling interest rates did earn you a little premium over the yield on bonds.

What we hoped you notice while you were reading this letter, is that none of our conclusions depended upon our opinion of the most recent economic release, they did not depend on a forecast of the

Management Discussion and Analysis

economy over the next 6 to 12 months, and they did not depend upon our opinion of what the Federal Reserve is going to do at the next Federal Open Market Committee meeting. As we have stated on more than one occasion, the key to success is to focus on the long-term trends. Manning & Napier has done that. The proof as they say is in the pudding, and the performance of the Series given its extremely high quality has been quite good.

Once again, we very much appreciate your business, and we hope that you and your families have a healthy and joyous holiday season.

Sincerely,



Manning & Napier Advisors, Inc.

<pie chart>

Data for chart to follow:


Effective Maturity - As of 10/31/97

Less than 1 Year - 12%
1 - 2 Years - 17%
2 - 3 Years - 25%
3 - 4 Years - 28%
More than 4 Years - 18%

Performance Update as of October 31, 1997






Manning & Napier Fund, Inc. - Flexible Yield Series I

                                      Total Return
Through      Growth of $10,000                  Average
10/31/97     Investment           Cumulative     Annual

One Year     $           10,607   6.07%        6.07%
Inception 2  $           12,025   0.25%        5.09%








Merrill Lynch U.S. Treasury Short-Term Index

                                     Total Return
Through       Growth of $10,000                  Average
10/31/97      Investment          Cumulative     Annual

One Year      $           10,649          6.49%     6.49%
Inception 2   $           12,350         23.50%     5.85%



The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield
Series I from its inception (2/15/94) to present (10/31/97) as compared to the Merrill
Lynch U.S. Treasury Short-Term Index1.

<graphic>
<line chart>

Data for chart to follow:







          Manning & Napier Flexible  Merrill Lynch U.S. Treasury
date      Yield Series I             Short-Term Index
02/15/94                     10,000                       10,000
12/31/94                      9,924                       10,030
12/31/95                     10,995                       11,133
10/31/96                     11,441                       11,598
10/31/97                     12,025                       12,350




1 The Merrill Lynch U.S. Treasury Short-Term Index is a market value weighted measure of approximately 60 U.S. Treasury Securities. The Index is comprised of U.S. Treasury securities with maturities greater than one year but less
than three  years.    The  Index returns assume reinvestment of coupons and,
unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from February 15, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

4
      Portfolio - October 31, 1997








                                                   PRINCIPAL       VALUE
                                                 AMOUNT/SHARES   (NOTE 2)
U.S. TREASURY SECURITIES - 92.4%

U.S. TREASURY NOTES
   U.S.Treasury Note, 6.125%, 5/15/1998          $       40,000  $ 40,125
   U.S.Treasury Note, 6.50%, 4/30/1999                   65,000    65,813
   U.S.Treasury Note, 6.00%, 6/30/1999                   40,000    40,237
   U.S.Treasury Note, 6.875%, 3/31/2000                  30,000    30,797
   U.S.Treasury Note, 6.75%, 4/30/2000                   85,000    87,072
   U.S.Treasury Note, 5.875%, 6/30/2000                  40,000    40,212
   U.S.Treasury Note, 6.375%, 3/31/2001                  95,000    96,841
   U.S.Treasury Note, 6.625%, 6/30/2001                  40,000    41,138
   U.S.Treasury Note, 6.25%, 10/31/2001                  40,000    40,712
   U.S.Treasury Note, 6.25%, 1/31/2002                   40,000    40,713
   U.S.Treasury Note, 6.625%, 3/31/2002                  25,000    25,812
   U.S.Treasury Note, 6.25%, 6/30/2002                   50,000    50,969
                                                                 ---------

TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $592,601)                                     600,441
                                                                 ---------

SHORT-TERM INVESTMENTS - 6.3%
   U.S.Treasury Bill, 1/8/1998                           40,000    39,618
   Dreyfus U.S. Treasury Money Market Reserves            1,341     1,341
                                                                 ---------

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $40,959)                                       40,959
                                                                 ---------

TOTAL INVESTMENTS - 98.7%
   (Identified Cost $633,560)                                     641,400

OTHER ASSETS, LESS LIABILITIES - 1.3%                               8,432
                                                                 ---------

NET ASSETS - 100%                                                $649,832
                                                                 =========









FEDERAL TAX INFORMATION:

At October 31, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $634,331 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there was an excess of value over tax cost                                $7,069

Aggregate gross unrealized depreciation for all investments in which
there was an excess of tax cost over value                                    --
                                                                          ------

UNREALIZED APPRECIATION - NET                                             $7,069
                                                                          ======



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

October 31, 1997








ASSETS:

Investments, at value (Identified Cost $633,560)(Note 2)  $641,400
Cash                                                         6,356
Interest receivable                                          6,204
Receivable from investment advisor (Note 3)                 17,366
                                                          ---------

TOTAL ASSETS                                               671,326
                                                          ---------


LIABILITIES:

Accrued Directors' fees (Note 3)                             7,345
Transfer agent fees payable (Note 3)                           150
Audit fee payable                                            8,523
Other payables and accrued expenses                          5,476
                                                          ---------

TOTAL LIABILITIES                                           21,494
                                                          ---------

NET ASSETS FOR 62,539 SHARES OUTSTANDING                  $649,832
                                                          =========


NET ASSETS CONSIST OF:

Capital stock                                             $    625
Additional paid-in-capital                                 633,218
Undistributed net investment income                         10,842
Accumulated net realized loss on investments                (2,693)
Net unrealized appreciation on investments                   7,840
                                                          ---------

TOTAL NET ASSETS                                          $649,832
                                                          =========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($649,832/62,539 shares)                               $  10.39
                                                          =========



The accompanying notes are an integral part of the financial statements.

6






Statement of Operations

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Interest                                                  $ 37,457
                                                          ---------


EXPENSES:

Management fee (Note 3)                                      2,189
Directors' fees (Note 3)                                     7,345
Transfer agent fees (Note 3)                                   150
Audit fee                                                    8,450
Registration and filing fees                                 4,426
Custodian fee                                                  550
Miscellaneous                                                  825
                                                          ---------

Total Expenses                                              23,935

Less Reduction of Expenses (Note 3)                        (19,555)
                                                          ---------

Net Expenses                                                 4,380
                                                          ---------

NET INVESTMENT INCOME                                       33,077
                                                          ---------


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized loss on investments (identified cost basis)    (2,250)
Net change in unrealized appreciation on investments         4,259
                                                          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                            2,009
                                                          ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $ 35,086
                                                          =========



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets







                                                          For the      For the Ten      For the
                                                         Year Ended    Months Ended    Year Ended
                                                          10/31/97       10/31/96       12/31/95
                                                        ------------  --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $    33,077   $      15,879   $    17,412
Net realized gain (loss) on investments                      (2,250)          2,919           321
Net change in unrealized appreciation (depreciation)
     on investments                                           4,259          (3,729)       12,825
                                                        ------------  --------------  ------------

Net increase in net assets from operations                   35,086          15,069        30,558
                                                        ------------  --------------  ------------


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                  (28,418)        (10,555)      (17,292)
From net realized gain on investments                        (1,988)             --            --
                                                        ------------  --------------  ------------

Total distributions to shareholders                         (30,406)        (10,555)      (17,292)
                                                        ------------  --------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase in net assets from capital share
   transactions (Note 5)                                    152,255         231,929        12,347
                                                        ------------  --------------  ------------


Net increase in net assets                                  156,935         236,443        25,613


NET ASSETS:

Beginning of period                                         492,897         256,454       230,841
                                                        ------------  --------------  ------------

END OF PERIOD (including undistributed net investment
   income of $10,842, $5,336 and $12, respectively)     $   649,832   $     492,897   $   256,454
                                                        ============  ==============  ============





The accompanying notes are an integral part of the financial statements.

Financial Highlights







                                                                                                    For the
                                                                                                    Period
                                                                                     For the        2/15/94
                                                        For the      For the Ten       Year      (commencement
                                                       Year Ended    Months Ended     Ended     of operations)
                                                        10/31/97       10/31/96      12/31/95     to 12/31/94
Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                $     10.27   $       10.26   $    9.69   $        10.00
                                                      ------------  --------------  ----------  ---------------

Income from investment operations:
   Net investment income                                    0.505           0.411       0.464            0.241
   Net realized and unrealized gain (loss)
      on investments                                        0.099          (0.101)      0.566           (0.317)
                                                      ------------  --------------  ----------  ---------------

Total from investment operations                            0.604           0.310       1.030           (0.076)
                                                      ------------  --------------  ----------  ---------------

Less distributions to shareholders:
   From net investment income                              (0.456)         (0.300)     (0.460)          (0.234)
   From net realized gain on investments                   (0.028)             --          --               --
                                                      ------------  --------------  ----------  ---------------
Total distributions to shareholders                        (0.484)         (0.300)     (0.460)          (0.234)
                                                      ------------  --------------  ----------  ---------------

NET ASSET VALUE - END OF PERIOD                       $     10.39   $       10.27   $   10.26   $         9.69
                                                      ============  ==============  ==========  ===============

Total return 1:                                              6.07%           3.11%      10.79%          (0.76)%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                0.70%         0.70%2        0.70%          0.70%2
    Net investment income*                                   5.29%         5.25%2        4.99%          4.41%2

Portfolio turnover                                             77%             36%         60%              38%

NET ASSETS - END OF PERIOD (000'S OMITTED)            $       650   $         493   $     256   $          231
                                                      ============  ==============  ==========  ===============





* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, and had 1994, 1995, and 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:







Net investment income            $0.206   $ 0.270  $0.297   $ 0.143

Ratios (to average net assets):
    Expenses                       3.83%   2.50%2    2.50%   2.50%2
    Net investment income          2.16%   3.45%2    3.19%   2.61%2




1 Represents aggregate total return for the period indicated.
2 Annualized.

The accompanying notes are an integral part of the financial statements.

9

Notes to Financial Statements


1.     ORGANIZATION

Flexible Yield Series I (the "Fund") is a no-load diversified series of
Manning  &  Napier  Fund,  Inc.  (the  "Corporation").    The Corporation is
organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1997, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Flexible Yield Series I Class A Common Stock.

Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION
Portfolio  securities listed on an exchange are valued at the latest quoted  sales  price  of  the  exchange on which the security is traded most
extensively.    Securities  not  traded  on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
The  Fund's  policy is to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

    FEDERAL INCOME TAXES (continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

At October 31, 1997 the Fund, for federal income tax purposes, had a capital loss carryforward of $1,922 which will expire on October 31, 2005.


     DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other required tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

OTHER
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund's average daily net assets. The fee amounted to $2,189 for the year ended October 31, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.70% of average daily net assets each year.
Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $17,366 for the year ended October 31, 1997, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $150 for the year ended October 31, 1997.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $7,345 for the year ended October 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES

Purchases and sales of United States Government securities, other than short-term securities, were $601,627 and $432,869, respectively, for the year ended October 31, 1997.

5.  CAPITAL STOCK TRANSACTIONS






Transactions in shares of Flexible Yield Series I Class A Common Stock were:


               For the Year      For the Ten Months                            For the Year
               Ended 10/31/97      Ended 10/31/96                            Ended 12/31/95

              Shares                  Amount          Shares        Amount         Shares         Amount
              --------------------  ----------  ----------------   ----------  ----------------  ----------

Sold          53,796                 $ 552,351     46,304          $ 468,224            42,563   $ 433,846
Reinvested     2,812                    28,563      1,049             10,556             1,658      16,778
Repurchased  (42,043)                 (428,659)   (24,368)          (246,851)          (43,058)   (438,277)
            -----------------------  ----------  ----------------  ----------  ----------------  ----------
Net increase  14,565                 $ 152,255     22,985          $ 231,929             1,163   $  12,347
            =======================  ==========  ================   ==========  ================  ==========





The Advisor owned 12,280 shares on October 31, 1997, 4,042 shares on October 31, 1996, and 3,924 shares on December 31, 1995.

Notes to Financial Statements

6.     FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1997.

Independent Auditors Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF FLEXIBLE YIELD SERIES I:

        We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series I (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended October 31, 1997, the ten months ended October 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended October 31, 1997, the ten months ended October 31, 1996, and each of the years in the two year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Flexible Yield Series I at October 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP
     BOSTON, MASSACHUSETTS
     NOVEMBER 26, 1997

Manning & Napier Fund, Inc.

Flexible Yield Series II

Annual Report
October 31, 1997

Management Discussion and Analysis

     Dear Shareholder:


         Lets face it, fixed income management is not a high risk profession. Aside from stress, the biggest physical risk fixed income managers face is
  the  continued  deterioration  of  their  eyesight.   Of course the same can
  probably be said of any profession which entails reading, writing, or staring at a computer screen for 8 to 10 hours a day. The clinical term for this condition is myopia, a visual defect where distant objects are blurred because their image is focused in front of the retina rather than on the
  retina  itself.    While  it  is likely that many fixed income professionals
  suffer from this malady, there is a secondary definition of myopia that is far more endemic in the fixed income investment community today. That definition defines myopia as a shortsightedness in thinking or planning.

       For example, when the Labor Department released their employment report at 8:30 A.M. on the first Friday of October, the market responded by driving long-term interest rates down from 6.30% to 6.15%. Later in the morning when a story came across the newswire that a U.S. aircraft carrier was heading toward the Persian Gulf, concerns about oil prices drove long rates back to 6.40%. When it was revealed that the carrier had been scheduled to head to the gulf, the market recovered and long bonds ended the day where they had started at 6.30%. Such gyrations are symptomatic of the short-term focus of the market and some managers do try to game out those factors and invest accordingly. That is a tough game to play, and an even tougher game to win.

      Rest assured, that is not how Manning & Napier approaches the management of its fixed income funds. We invest based upon our long-term overview. We do monitor the short- term factors that impact the market, but we do so to see if they strengthen, weaken or have no effect on our long term overview.

          For those of you who are new shareholders, our overview calls for a continuation of the saw-tooth decline in interest rates that has characterized the domestic fixed income market for the last 15 years. That decline can be traced to the globalization of the worlds economy, the resulting increase in the competitive environment, and disinflationary pressure that has resulted from consumers, producers, and policy makers responding to that new environment.

        In a competitive global environment, governments have no choice but to enact sound fiscal and monetary policies. Nowhere is that more evident than in the United States. In the early 1990s, the U.S. federal government was running budget deficits in excess of $300 billion. At the time, some of the more negative predictions were calling for deficits exceeding $500 billion. History proved them wrong. Through September, which is the end of the federal governments fiscal year, the trailing 12 month budget deficit had shrunk to an amazingly low $22.3 billion. At the start of the fiscal year, deficit projections had called for a deficit in the neighborhood of $125 billion for fiscal year 1997.

          There are two reasons for the dramatic improvement. First, receipts continue to exceed expectations. Some of that can be traced to the fact that this is the seventh year of the economic expansion. It can also be traced to a stock market that is about to post its third consecutive year of double digit returns. That has generated above-average capital gains and associated capital gains taxes. Second, and more interestingly, expenditure growth has
  been  very  much  restrained.   On a year-over-year basis it has been in the
  neighborhood of 3%. Policy makers do not have direct control over the level of receipts that come in; however, they do control expenditures. Their restraint (a term not often applied to politicians) has been driven by the financial markets' ability to enforce fiscal discipline.

Management Discussion and Analysis

          How so? With the growth of international financial markets, capital flows from one country to another almost seamlessly. Those countries with well-defined property rights, established legal systems, and attractive relative returns will be the most successful when it comes to keeping capital, as well as attracting foreign capital. Sound policies are a key contributor to whether a country offers attractive relative returns. The situation is compounded by the fact that the U.S. is running a rather sizable current account deficit. Because of that, it is even more important that the U.S. attract foreign capital. Otherwise our investment needs cannot be met.

       Another investment opinion that has grown out of our long-term overview is the lack of pricing power and the need for producers to strive for productivity gains if they are to remain competitive in the global economy. That is one of the few ways that they can achieve earnings growth, and from an inflation standpoint, it contributes to the disinflationary environment. Manufacturing productivity has been strong throughout the 1990s; it has been the measures of service sector productivity that have appeared lacking. However, over the last year there has been a growing consensus that service sector productivity has been mismeasured. Not only is service sector productivity hard to measure, but the low numbers being reported seem to contradict the incredible investments that firms have made in computers and information processing. That does not even address the high level of merger activity that has permeated all sectors of the economy.

        Solid productivity gains help to explain what has occurred in the U.S. economy in 1997, specifically strong growth and declining inflation. During the first quarter of this year, the economy grew at close to a 5% real rate (i.e., 5% over the inflation rate). In the second quarter, real growth was just under 4%, and during the third quarter, growth came in at 3.5%. Those are all solid readings, and intuitively one would expect inflation pressures to build, but over the same period, the Consumer Price Index slowed from a
  year-over-year  rate  of  3.3%  to  2.2%.    The  Producer  Price  Indexs
  year-over-year growth rate fell from 3% to 0%. Strong growth and declining inflation are typically thought to be mutually exclusive. But that has not been the case this year, and that was not the case during the 1950s and early 1960s when strong productivity gains allowed growth and low inflation to coexist peacefully.

        Both of these big picture items -- declining budget deficits and solid productivity gains -- help to explain why interest rates have fallen over the last 12 months. On the short end of the yield curve, rates are actually a touch higher. However, two-year note rates are down 12 basis points (0.12%) over the last year, five-year note rates are down 35 basis points (0.35%), and long bond rates have fallen by 49 basis points (0.49%). In fixed income parlance, the yield curve has flattened. From a performance standpoint, falling interest rates mean higher returns; the further out on the yield curve an investor ventured, the better his or her performance.

         As of the end of October, we had positioned the Series in longer-term bonds than its benchmark, the Merrill Lynch Corporate/Government Intermediate Index, in keeping with our overview. Flexible Yield Series II, which has a maximum dollar-weighted average maturity of ten years, returned 7.61%. That was exactly equal to the return of the benchmark; however, the benchmark does not reflect the fees and trading expenses that real-world investors incur, and by avoiding corporate bonds, the Flexible Yield Series II achieved this return with higher quality (i.e., lower credit risk) than the benchmark.

Management Discussion and Analysis

     What we hoped you notice while you were reading this letter, is that none of our conclusions depended upon our opinion of the most recent economic release, they did not depend on a forecast of the economy over the next 6 to 12 months, and they did not depend upon our opinion of what the Federal Reserve is going to do at the next Federal Open Market Committee meeting. As we have stated on more than one occasion, the key to success is to focus on the long-term trends. Manning & Napier has done that. The proof as they say is in the pudding, and the performance of the Series given its extremely high quality has been quite good.

     Once again, we very much appreciate your business, and we hope that you and your families have a healthy and joyous holiday season.

     Sincerely,

     Manning & Napier Advisors, Inc.



<graphic>
<pie chart>

Data for chart to follow:

Effective Maturity - As of 10/31/97

Less than 1 Year - 6%
1-2 Years - 10%
2-3 Years - 16%
3-5 Years - 21%
5-7 Years - 21%
More than 7 Years - 26%

Performance Update as of October 31, 1997






Manning & Napier Fund, Inc. - Flexible Yield Series II

                                         Total Return
Through           Growth of $10,000                  Average
10/31/97          Investment          Cumulative     Annual

One Year      $           10,761          7.61%     7.61%
Inception 2   $           12,199         21.99%     5.50%








Merrill Lynch Corporate/Government Intermediate Index

                                             Total Return
Through           Growth of $10,000                  Average
10/31/97          Investment          Cumulative     Annual

One Year      $           10,761          7.61%     7.61%
Inception 2   $           12,560         25.60%     6.33%





The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield
Series II from its inception (2/15/94) to present (10/31/97) as compared to the Merrill
Lynch Corporate/Government Intermediate
Index. 1

<graphic>
<line chart>

Data for chart to follow:






Date      Manning & Napier Flexible    Merrill Lynch Corporate/
               Yield Series II       Government Intermediate Index

02/15/94                     10,000                         10,000
12/31/94                      9,531                          9,799
12/31/95                     11,182                         11,301
10/31/96                     11,336                         11,672
10/31/97                     12,199                         12,560




1 The Merrill Lynch Corporate/Government Intermediate Index is a market value weighted measure of approximately 4,000 corporate and government bonds. The Index is comprised of investment grade bonds with maturities greater than one year but less than ten years. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from February 15,
1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - October 31, 1997








                                                 PRINCIPAL       VALUE
                                                 AMOUNT/SHARES    (NOTE 2)
U.S. TREASURY SECURITIES - 94.8%

U.S. TREASURY NOTES
   U.S. Treasury Note, 5.875%, 4/30/1998         $       25,000  $ 25,047
   U.S. Treasury Note, 5.00%, 1/31/1999                  15,000    14,887
   U.S. Treasury Note, 5.875%, 1/31/1999                 35,000    35,098
   U.S. Treasury Note, 6.00%, 6/30/1999                  20,000    20,119
   U.S. Treasury Note, 5.50%, 4/15/2000                  30,000    29,887
   U.S. Treasury Note, 6.75%, 4/30/2000                  25,000    25,609
   U.S. Treasury Note, 6.125%, 9/30/2000                 55,000    55,602
   U.S. Treasury Note, 7.875%, 8/15/2001                 30,000    32,137
   U.S. Treasury Note, 6.25%, 10/31/2001                 15,000    15,267
   U.S. Treasury Note, 6.25%, 1/31/2002                  50,000    50,891
   U.S. Treasury Note, 6.25%, 6/30/2002                  45,000    45,872
   U.S. Treasury Note, 6.25%, 2/15/2003                  40,000    40,838
   U.S. Treasury Note, 7.25%, 5/15/2004                 100,000   107,594
   U.S. Treasury Note, 6.50%, 10/15/2006                145,000   150,800
   U.S. Treasury Note, 6.625%, 5/15/2007                 30,000    31,594
                                                                 ---------


TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $654,052)                                     681,242
                                                                 ---------

SHORT-TERM INVESTMENTS - 2.6%
   Dreyfus U.S. Treasury Money Market Reserves
   (Identified Cost $18,416)                             18,416    18,416
                                                                 ---------

TOTAL INVESTMENTS - 97.4%
   (Identified Cost $672,468)                                     699,658

OTHER ASSETS, LESS LIABILITIES - 2.6%                              18,566
                                                                 ---------

NET ASSETS - 100%                                                $718,224
                                                                 =========











FEDERAL TAX INFORMATION:

At October 31, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $672,798 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                       $26,860

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                           ---
                                                                          -------

UNREALIZED APPRECIATION - NET                                             $26,860
                                                                          =======



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities







OCTOBER 31, 1997

ASSETS:

Investments, at value (Identified Cost $672,468)(Note 2)  $699,658
Cash                                                        31,903
Interest receivable                                          8,976
Receivable from investment advisor (Note 3)                 15,892
                                                          --------

TOTAL ASSETS                                               756,429
                                                          --------

LIABILITIES:

Accrued Directors' fees (Note 3)                             7,346
Transfer agent fees payable (Note 3)                           155
Payable for fund shares repurchased                         17,590
Audit fee payable                                            8,524
Other payables and accrued expenses                          4,590
                                                          --------

TOTAL LIABILITIES                                           38,205
                                                          --------

NET ASSETS FOR 70,205 SHARES OUTSTANDING                  $718,224
                                                          ========

NET ASSETS CONSIST OF:

Capital stock                                             $    702
Additional paid-in-capital                                 677,316
Undistributed net investment income                          8,569
Accumulated net realized gain on investments                 4,447
Net unrealized appreciation on investments                  27,190
                                                          --------

TOTAL NET ASSETS                                          $718,224
                                                          ========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($718,224/70,205 shares)                                  $  10.23
                                                          ========





The accompanying notes are an integral part of the financial statements.

Statement of Operations







FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Interest                                                  $ 40,286
                                                          ---------

EXPENSES:

Management fees (Note 3)                                     2,897
Directors' fees (Note 3)                                     7,346
Transfer agent fees (Note 3)                                   155
Audit fee                                                    8,450
Registration and filing fees                                 3,944
Custodian fee                                                  325
Miscellaneous                                                  822
                                                          ---------

Total Expenses                                              23,939

Less Reduction of Expenses (Note 3)                        (18,789)
                                                          ---------

Net Expenses                                                 5,150
                                                          ---------

NET INVESTMENT INCOME                                       35,136
                                                          ---------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)     5,404
Net change in unrealized appreciation on investments        11,090
                                                          ---------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                           16,494
                                                          ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $ 51,630
                                                          =========



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets






                                                          For the      For the Ten      For the
                                                         Year Ended    Months Ended    Year Ended
                                                          10/31/97       10/31/96       12/31/95
                                                        ------------  --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $    35,136   $      20,840   $    25,818
Net realized gain on investments                              5,404             289         2,582
Net change in unrealized appreciation (depreciation)
  on investments                                             11,090         (12,780)       45,414
                                                        ------------  --------------  ------------

Net increase in net assets from operations                   51,630           8,349        73,814
                                                        ------------  --------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                  (36,179)        (12,453)      (25,351)
From net realized gain on investments                          (382)         (2,503)           --
                                                        ------------  --------------  ------------

Total distributions to shareholders                         (36,561)        (14,956)      (25,351)
                                                        ------------  --------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) in net assets from capital
share transactions (Note 5)                                 221,861          49,875        (5,951)
                                                        ------------  --------------  ------------

Net increase in net assets                                  236,930          43,268        42,512

NET ASSETS:

Beginning of period                                         481,294         438,026       395,514
                                                        ------------  --------------  ------------

END OF PERIOD (including undistributed net investment
   income of $8,569, $8,750 and $363, respectively)     $   718,224   $     481,294   $   438,026
                                                        ============  ==============  ============




The accompanying notes are an integral part of the financial statements.

Financial Highlights







                                                                                                For the Period
                                                       For the                     For the          2/15/94
                                                         Year      For the Ten       Year        (commencement
                                                        Ended      Months Ended     Ended      of operations) to
                                                       10/31/97      10/31/96      12/31/95        12/31/94
                                                                  --------------  ----------  -------------------

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                $   10.10   $       10.30   $    9.27   $            10.00
                                                      ----------  --------------  ----------  -------------------

Income from investment operations:
   Net investment income                                  0.523           0.445       0.561                0.269
   Net realized and unrealized gain (loss)
      on investments                                      0.212          (0.315)      1.019               (0.738)
                                                      ----------  --------------  ----------  -------------------

Total from investment operations                          0.735           0.130       1.580               (0.469)
                                                      ----------  --------------  ----------  -------------------

Less distributions to shareholders:
   From net investment income                            (0.597)         (0.270)     (0.550)              (0.261)
   From net realized gain on investments                 (0.008)         (0.060)          -                    -
                                                      ----------  --------------  ----------  -------------------

Total distributions to shareholders                      (0.605)         (0.330)     (0.550)              (0.261)
                                                      ----------  --------------  ----------  -------------------

NET ASSET VALUE - END OF PERIOD                       $   10.23   $       10.10   $   10.30   $             9.27
                                                      ==========  ==============  ==========  ===================

Total return 1:                                            7.61%           1.38%      17.33%              (4.69%)

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                              0.80%         0.80%2        0.80%              0.80%2
    Net investment income*                                 5.46%         5.55%2        5.38%              5.40%2

Portfolio turnover                                           58%              5%         35%                   0%

NET ASSETS - END OF PERIOD (000'S OMITTED)            $     718   $         481   $     438   $              396
                                                      ==========  ==============  ==========  ===================







*  The investment advisor did not impose its management fee and paid a portion
of the Fund's  expenses.    If  these expenses had been incurred by the Fund,
and had 1994, 1995, and 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:







Net investment income            $0.243   $ 0.309  $0.384   $ 0.184
Ratios (to average net assets):
   Expenses                        3.72%   2.50%2    2.50%   2.50%2
   Net investment income           2.54%   3.85%2    3.68%   3.70%2




1 Represents aggregate total return for the period indicated.
2 Annualized.


The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.     ORGANIZATION

Flexible Yield Series II (the "Fund") is a no-load diversified series of
Manning  &  Napier  Fund,  Inc.  (the  "Corporation").    The Corporation is
organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1997, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Flexible Yield Series II Class A Common Stock.

Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION
Portfolio  securities listed on an exchange are valued at the latest quoted  sales  price  of  the  exchange on which the security is traded most
extensively.    Securities  not  traded  on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Funds Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
The  Fund's  policy is to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

     FEDERAL INCOME TAXES (continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
during  such  period.    As  a  result,  the  Fund  may  periodically  make
reclassifications among its capital accounts without impacting the Fund's net asset value.

     OTHER

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Fund's average daily net assets. The fee amounted to $2,897 for the year ended October 31, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.80% of average daily net assets each year.
Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $15,892 for the year ended October 31, 1997, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $155 for the year ended October 31, 1997.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $7,346 for the year ended October 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES

Purchases and sales of United States Government securities, other than short-term securities, were $552,135 and $350,019, respectively, for the year ended October 31, 1997.

5.     CAPITAL STOCK TRANSACTIONS






Transactions in shares of Flexible Yield Series II Class A Common Stock were:

                   For the Year         For the Ten Months     For the Year
                   Ended 10/31/97         Ended 10/31/96      Ended 12/31/95
               -------------------     -------------------   ---------------
               Shares      Amount          Shares           Amount        Shares         Amount
               --------  ----------    -------------------  ---------  ---------------  ---------

Sold           46,530    $461,689      7,361               $ 72,902           17,414   $ 173,234
Reinvested      3,696      36,561      1,460                 14,399            2,527      25,352
Repurchased   (27,676)   (276,389)    (3,711)               (37,426)         (20,065)   (204,537)
               -------  ----------    -------------------  ---------  ---------------  ----------
Net increase
   (decrease)  22,550    $221,861      5,110              $ 49,875             (124)  $  (5,951)
               =======  ==========    ===================  =========  ===============  ==========







The Advisor owned 14,700 shares on October 31, 1997, 13,836 shares on October 31, 1996, and 13,383 shares on December 31, 1995.

NOTES TO FINANCIAL STATEMENTS

6.     FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1997.

Independent Auditors Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF FLEXIBLE YIELD SERIES II:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series II (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended October 31, 1997, the ten months ended October 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended October 31, 1997, the ten months ended October 31, 1996, and each of the years in the two year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Flexible Yield Series II at October 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP
     BOSTON, MASSACHUSETTS
     NOVEMBER 26, 1997

Manning & Napier Fund, Inc.

Flexible Yield Series III

Annual Report
October 31, 1997

Management Discussion and Analysis


         Lets face it, fixed income management is not a high risk profession. Aside from stress, the biggest physical risk fixed income managers face is
  the  continued  deterioration  of  their  eyesight.   Of course the same can
  probably be said of any profession which entails reading, writing, or staring at a computer screen for 8 to 10 hours a day. The clinical term for this condition is myopia, a visual defect where distant objects are blurred because their image is focused in front of the retina rather than on the
  retina  itself.    While  it  is likely that many fixed income professionals
  suffer from this malady, there is a secondary definition of myopia that is far more endemic in the fixed income investment community today. That definition defines myopia as a shortsightedness in thinking or planning.

       For example, when the Labor Department released their employment report at 8:30 A.M. on the first Friday of October, the market responded by driving long-term interest rates down from 6.30% to 6.15%. Later in the morning when a story came across the newswire that a U.S. aircraft carrier was heading toward the Persian Gulf, concerns about oil prices drove long rates back to 6.40%. When it was revealed that the carrier had been scheduled to head to the gulf, the market recovered and long bonds ended the day where they had started at 6.30%. Such gyrations are symptomatic of the short-term focus of the market and some managers do try to game out those factors and invest accordingly. That is a tough game to play, and an even tougher game to win.

      Rest assured, that is not how Manning & Napier approaches the management of its fixed income funds. We invest based upon our long-term overview. We do monitor the short- term factors that impact the market, but we do so to see if they strengthen, weaken or have no effect on our long term overview.

          For those of you who are new shareholders, our overview calls for a continuation of the saw-tooth decline in interest rates that has characterized the domestic fixed income market for the last 15 years. That decline can be traced to the globalization of the worlds economy, the resulting increase in the competitive environment, and disinflationary pressure that has resulted from consumers, producers, and policy makers responding to that new environment.

        In a competitive global environment, governments have no choice but to enact sound fiscal and monetary policies. Nowhere is that more evident than in the United States. In the early 1990s, the U.S. federal government was running budget deficits in excess of $300 billion. At the time, some of the more negative predictions were calling for deficits exceeding $500 billion. History proved them wrong. Through September, which is the end of the federal governments fiscal year, the trailing 12 month budget deficit had shrunk to an amazingly low $22.3 billion. At the start of the fiscal year, deficit projections had called for a deficit in the neighborhood of $125 billion for fiscal year 1997.

          There are two reasons for the dramatic improvement. First, receipts continue to exceed expectations. Some of that can be traced to the fact that this is the seventh year of the economic expansion. It can also be traced to a stock market that is about to post its third consecutive year of double digit returns. That has generated above-average capital gains and associated capital gains taxes. Second, and more interestingly, expenditure growth has
  been  very  much  restrained.   On a year-over-year basis it has been in the
  neighborhood of 3%. Policy makers do not have direct control over the level of receipts that come in; however, they do control expenditures. Their restraint (a term not often applied to politicians) has been driven by the financial markets' ability to enforce fiscal discipline.

Management Discussion and Analysis

          How so? With the growth of international financial markets, capital flows from one country to another almost seamlessly. Those countries with well-defined property rights, established legal systems, and attractive relative returns will be the most successful when it comes to keeping capital, as well as attracting foreign capital. Sound policies are a key contributor to whether a country offers attractive relative returns. The situation is compounded by the fact that the U.S. is running a rather sizable current account deficit. Because of that, it is even more important that the U.S. attract foreign capital. Otherwise our investment needs cannot be met.

       Another investment opinion that has grown out of our long-term overview is the lack of pricing power and the need for producers to strive for productivity gains if they are to remain competitive in the global economy. That is one of the few ways that they can achieve earnings growth, and from an inflation standpoint, it contributes to the disinflationary environment. Manufacturing productivity has been strong throughout the 1990s; it has been the measures of service sector productivity that have appeared lacking. However, over the last year there has been a growing consensus that service sector productivity has been mismeasured. Not only is service sector productivity hard to measure, but the low numbers being reported seem to contradict the incredible investments that firms have made in computers and information processing. That does not even address the high level of merger activity that has permeated all sectors of the economy.

        Solid productivity gains help to explain what has occurred in the U.S. economy in 1997, specifically strong growth and declining inflation. During the first quarter of this year, the economy grew at close to a 5% real rate (i.e., 5% over the inflation rate). In the second quarter, real growth was just under 4%, and during the third quarter, growth came in at 3.5%. Those are all solid readings, and intuitively one would expect inflation pressures to build, but over the same period, the Consumer Price Index slowed from a
  year-over-year  rate  of  3.3%  to  2.2%.    The  Producer  Price  Indexs
  year-over-year growth rate fell from 3% to 0%. Strong growth and declining inflation are typically thought to be mutually exclusive. But that has not been the case this year, and that was not the case during the 1950s and early 1960s when strong productivity gains allowed growth and low inflation to coexist peacefully.

        Both of these big picture items -- declining budget deficits and solid productivity gains -- help to explain why interest rates have fallen over the last 12 months. On the short end of the yield curve, rates are actually a touch higher. However, two-year note rates are down 12 basis points (0.12%) over the last year, five-year note rates are down 35 basis points (0.35%), and long bond rates have fallen by 49 basis points (0.49%). In fixed income parlance, the yield curve has flattened. From a performance standpoint, falling interest rates mean higher returns; the further out on the yield curve an investor ventured, the better his or her performance.

     As of the end of October, we had positioned the Flexible Yield Series III in longer-term bonds than its benchmark, the Merrill Lynch Corporate/Government Bond Index, in keeping with our overview. Unlike the index, the Series did not hold corporate bonds because we do not believe the higher yields paid by corporates are worth their inherent credit risk. Corporate bonds outperformed government bonds over the last twelve months, but the disadvantage in performance caused by not holding corporate bonds was outweighed by the benefit of holding longer-term bonds. Flexible Yield Series III, which has no maturity restrictions, returned 9.73% for the year
  ending  October  31,  1997.    That  easily  exceeded  the  Merrill  Lynch
  Corporate/Government Index which returned 8.95%. This outperformance was achieved despite the fact that the benchmark does not reflect the fees and expenses

Management Discussion and Analysis


  that real-world investors incur and with a higher quality (i.e., lower credit risk ) portfolio than the benchmark.

     What we hope you noticed while you were reading this letter, is that none of our conclusions depended upon our opinion of the most recent economic release, they did not depend on a forecast of the economy over the next 6 to 12 months, and they did not depend upon our opinion of what the Federal Reserve is going to do at the next Federal Open Market Committee meeting. As we have stated on more than one occasion, the key to success is to focus on the long-term trends. Manning & Napier has done that. The proof as they say is in the pudding, and the performance of the Series given its extremely high quality has been quite good.

     Once again, we very much appreciate your business, and we hope that you and your families have a healthy and joyous holiday season.

     Sincerely,

     Manning & Napier Advisors, Inc.


<graphic>
<pie chart>

Data for chart to follow:

Effective Maturity - As of 10/31/97

Less than 1 Year - 2%
1-2 Years - 7%
2-3 Years - 4%
5-7 Years - 25%
7-10 Years - 23%
Over 10 Years - 39%

<graphic>
<pie chart>

Data for chart to follow:

Portfolio Composition - As of 10/31/97

U.S. Treasury Securities - 91%
Mortgage Backed Securities - 4%
Cash & Equivalents - 5%

Performance Update as of October 31, 1997






Manning & Napier Fund, Inc. - Flexible Yield Series III

                                                Total Return
Through            Growth of $10,000                     Average
10/31/97               Investment          Cumulative     Annual

One Year        $           10,973          9.73%         9.73%
Inception 2     $           12,542         25.42%         6.03%








Merrill Lynch Corporate/Government Bond Index

                                                          Total Return
Through                    Growth of $10,000                     Average
10/31/97                       Investment          Cumulative     Annual

One Year               $           10,895          8.95%          8.95%
Inception 2            $           12,832         28.32%          6.66%




The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield
Series III from its inception (12/20/93) to present (10/31/97) as compared to the Merrill
Lynch Corporate/Government Bond Index. 1



<graphic>
<line chart>

Data for chart to follow:







Date          Manning & Napier       Merrill Lynch Corporate/
          Flexible Yield Series III   Government Bond Index

12/20/93                     10,000                    10,000
12/31/93                      9,960                    10,013
12/31/94                      9,380                     9,686
12/31/95                     11,451                    11,532
10/31/96                     11,431                    11,778
10/31/97                     12,542                    12,832





1 The Merrill Lynch Corporate/Government Bond Index is a market value weighted measure of approximately 5,638 corporate and government bonds. The Index is comprised of investment grade securities with maturities greater than one year. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.
2 The Fund and Index performance are calculated from December 20,
1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - October 31, 1997






                                                   Principal      VALUE
                                                     AMOUNT     (NOTE 2)
U.S. TREASURY SECURITIES - 91.02%

U.S. TREASURY BONDS - 32.27%
U.S. Treasury Bond, 5.625%, 2/15/2006              $   70,000  $   68,687
U.S. Treasury Bond, 7.25%,  8/15/2022                 175,000     197,094
U.S. Treasury Bond, 6.875%,  8/15/2025                155,000     168,369
                                                               -----------

TOTAL U.S. TREASURY BONDS
(Identified Cost $379,604)                                        434,150
                                                               -----------

U.S. TREASURY NOTES - 52.38%
U.S. Treasury Note, 5.875%, 4/30/1998                  10,000      10,019
U.S. Treasury Note, 5.125%, 11/30/1998                 35,000      34,836
U.S. Treasury Note, 6.00%, 6/30/1999                   35,000      35,208
U.S. Treasury Note, 6.375%, 7/15/1999                  15,000      15,178
U.S. Treasury Note, 7.75%, 11/30/1999                  20,000      20,812
U.S. Treasury Note, 6.25%, 8/31/2000                   30,000      30,422
U.S. Treasury Note, 6.25%, 6/30/2002                   50,000      50,969
U.S. Treasury Note, 6.375%, 8/15/2002                 100,000     102,563
U.S. Treasury Note, 5.875%, 2/15/2004                 170,000     170,691
U.S. Treasury Note, 6.50%, 8/15/2005                   55,000      57,028
U.S. Treasury Note, 6.50%, 10/15/2006                  60,000      62,400
U.S. Treasury Note, 6.25%, 2/15/2007                   50,000      51,234
U.S. Treasury Note, 6.625%, 5/15/2007                  60,000      63,188
                                                               -----------


TOTAL U.S. TREASURY NOTES
(Identified Cost $677,923)                                        704,548
                                                               -----------

U.S. TREASURY STRIPPED SECURITIES- 6.37%
Interest Stripped - Principal Payment, 5/15/2014       98,000      35,202
Interest Stripped - Principal Payment, 8/15/2014      143,000      50,493
                                                               -----------

TOTAL U.S. TREASURY STRIPPED SECURITIES
(Identified Cost $85,061)                                          85,695
                                                               -----------

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $1,142,588)                                    1,224,393
                                                               -----------





The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997






                                                Principal        Value
                                              Amount/Shares    (Note 2)

U.S. GOVERNMENT AGENCIES - 4.45%

MORTGAGE BACKED SECURITIES
GNMA, Pool #224199, 9.50%, 7/15/2018          $       12,956  $   14,021
GNMA, Pool #299164, 9.00%, 12/15/2020                 13,202      14,081
GNMA, Pool #376345, 6.50%, 12/15/2023                 32,099      31,718
                                                              -----------

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $55,033)                                         59,820
                                                              -----------

SHORT-TERM INVESTMENTS - 0.76%
Dreyfus U.S. Treasury Money Market Reserves
(Identified Cost $10,288)                             10,288      10,288
                                                              -----------

TOTAL INVESTMENTS - 96.23%
(Identified Cost $1,207,909)                                   1,294,501

OTHER ASSETS, LESS LIABILITIES - 3.77%                            50,780
                                                              -----------

NET ASSETS - 100%                                             $1,345,281
                                                              ===========









FEDERAL TAX INFORMATION:

At October 31, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $1,207,909 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                $89,225

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                 (2,633)
                                                                                   --------

UNREALIZED APPRECIATION - NET                                                      $86,592
                                                                                   ========



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities






OCTOBER 31, 1997

ASSETS:

Investments, at value (Identified Cost $1,207,909)(Note 2)  $1,294,501
Cash                                                            43,084
Interest receivable                                             16,838
Receivable from investment advisor (Note 3)                     11,587
                                                            ----------

TOTAL ASSETS                                                 1,366,010
                                                            ----------


LIABILITIES:

Accrued Directors' fees (Note 3)                                 7,345
Transfer agent fees payable (Note 3)                               300
Audit fee payable                                                8,524
Other payables and accrued expenses                              4,560
                                                            ----------

TOTAL LIABILITIES                                               20,729
                                                            ----------

NET ASSETS FOR 129,274 SHARES OUTSTANDING                   $1,345,281
                                                            ==========


NET ASSETS CONSIST OF:

Capital stock                                               $    1,293
Additional paid-in-capital                                   1,239,186
Undistributed net investment income                             17,515
Accumulated net realized gain on investments                       695
Net unrealized appreciation on investments                      86,592
                                                            ----------

TOTAL NET ASSETS                                            $1,345,281
                                                            ==========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($1,345,281/129,274 shares)                                 $    10.41
                                                            ==========



The accompanying notes are an integral part of the financial statements.

Statement of Operations







FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Interest                                                  $ 83,411
                                                          ---------

EXPENSES:

Management fees (Note 3)                                     6,249
Directors' fees (Note 3)                                     7,345
Transfer agent fees (Note 3)                                   300
Audit fee                                                    8,450
Registration and filing fees                                 3,900
Custodian fee                                                1,255
Miscellaneous                                                  960
                                                          ---------

Total Expenses                                              28,459

Less Reduction of Expenses (Note 3)                        (17,836)
                                                          ---------

Net Expenses                                                10,623
                                                          ---------

NET INVESTMENT INCOME                                       72,788
                                                          ---------


REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)     1,966
Net change in unrealized appreciation on investments        48,709
                                                          ---------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                           50,675
                                                          ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $123,463
                                                          =========




The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets






                                                       For the      For the Ten      For the
                                                      Year Ended    Months Ended    Year Ended
                                                       10/31/97       10/31/96       12/31/95
                                                     ------------  --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                $    72,788   $      53,298   $    58,364
Net realized gain (loss) on investments                    1,966           4,772          (132)
Net change in unrealized appreciation
   (depreciation) on investments                          48,709         (60,560)      128,849
                                                     ------------  --------------  ------------

Net increase (decrease) in net assets from
   operations                                            123,463          (2,490)      187,081
                                                     ------------  --------------  ------------


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                               (73,237)        (36,728)      (57,528)
From net realized gain on investments                     (4,865)             --            --
                                                     ------------  --------------  ------------

Total distributions to shareholders                      (78,102)        (36,728)      (57,528)
                                                     ------------  --------------  ------------


CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) in net assets from capital
   share transactions (Note 5)                           202,056         (22,142)      282,134
                                                     ------------  --------------  ------------


Net increase (decrease) in net assets                    247,417         (61,360)      411,687


NET ASSETS:

Beginning of period                                    1,097,864       1,159,224       747,537
                                                     ------------  --------------  ------------

END OF PERIOD (including undistributed net
   investment income of $17,515, $16,958 and
   $388, respectively)                               $ 1,345,281   $   1,097,864   $ 1,159,224
                                                     ============  ==============  ============





The accompanying notes are an integral part of the financial statements.

Financial Highlights








                                                                                                       For the Period
                                                     For the      For the      For the     For the        12/20/93
                                                       Year      Ten Months      Year        Year      (commencement
                                                      Ended        Ended        Ended       Ended      of operations)
                                                     10/31/97     10/31/96     12/31/95    12/31/94     to 12/31/93

Per share data (for a share outstanding
throughout each period):


NET ASSET VALUE - BEGINNING OF PERIOD               $   10.13   $     10.51   $    9.11   $    9.95   $         10.00
                                                    ----------  ------------  ----------  ----------  ----------------

Income from investment operations:
   Net investment income                                0.580         0.497       0.582       0.262             0.010
   Net realized and unrealized gain (loss)
      on investments                                    0.355        (0.532)      1.393      (0.841)           (0.050)
                                                    ----------  ------------  ----------  ----------  ----------------
Total from investment operations                        0.935        (0.035)      1.975      (0.579)           (0.040)
                                                    ----------  ------------  ----------  ----------  ----------------

Less distributions to shareholders:
   From net investment income                          (0.610)       (0.345)     (0.575)     (0.261)           (0.010)
   From net realized gain on investments               (0.045)           --          --          --                --
                                                    ----------  ------------  ----------  ----------  ----------------

Total distributions to shareholders                    (0.655)       (0.345)     (0.575)     (0.261)           (0.010)
                                                    ----------  ------------  ----------  ----------  ----------------

NET ASSET VALUE - END OF PERIOD                     $   10.41   $     10.13   $   10.51   $    9.11   $          9.95
                                                    ==========  ============  ==========  ==========  ================

Total return 1:                                          9.73%       (0.18%)      22.09%     (5.83%)           (0.40%)

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                0.85%       0.85%2        0.85%       0.85%           0.85%2
Net investment income*                                   5.82%       5.98%2        6.13%       6.22%           3.85%2

Portfolio turnover                                         51%            5%          6%          1%                0%

NET ASSETS - END OF PERIOD (000'S OMITTED)          $   1,345   $     1,098   $   1,159   $     748   $            75
                                                    ==========  ============  ==========  ==========  ================






* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, and had 1993, 1994 and 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:









Net investment income           $0.437   $ 0.360  $0.429   $0.192   $ 0.010
Ratios(to average net assets):
     Expenses                     2.28%   2.50%2    2.46%    2.50%   2.50%2
     Net investment income        4.39%   4.33%2    4.52%    4.57%   2.20%2


1 Represents aggregate total return for the period indicated.
2 Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.     ORGANIZATION

Flexible Yield Series III (the "Fund") is a no-load diversified series of
Manning  &  Napier  Fund,  Inc.  (the  "Corporation").    The Corporation is
organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1997, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Flexible Yield Series III Class A Common Stock.

Effective January 1, 1996 the Fund changed its fiscal year end from December 31 to October 31.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION
Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES
The  Fund's  policy is to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
during  such  period.    As  a  result,  the  Fund  may  periodically  make
reclassifications among its capital accounts without impacting the Fund's net asset value.

      OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $6,249 for the year ended October 31, 1997.

Notes to Financial Statements

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are affiliated persons of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year.
Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $11,587 for the year ended October 31, 1997, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $300 for the year ended October 31, 1997.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $7,345 for the year ended October 31,1997.

4.     PURCHASES AND SALES OF SECURITIES

Purchases and sales of United States Government securities, other than short-term securities, were $746,052 and $587,286, respectively, for the year ended October 31, 1997.

5.     CAPITAL STOCK TRANSACTIONS

Transactions in shares of Flexible Yield Series III Class A Common Stock were:







                For the Year                For the Ten Months                For the Year
               Ended 10/31/97                 Ended 10/31/96                 Ended 12/31/95
               ---------------              -------------------              ---------------

               Shares           Amount      Shares               Amount      Shares           Amount
               ---------------  ----------  -------------------  ----------  ---------------  ---------
Sold                   76,364   $ 754,896                6,096   $  60,715           23,843   $236,968
Reinvested              6,790      67,166                3,073      30,104            4,597     46,488
Repurchased           (62,307)   (620,006)             (11,073)   (112,961)            (129)    (1,322)
               ---------------  ----------  -------------------  ----------  ---------------  ---------
Net increase
   (decrease)          20,847   $ 202,056               (1,904)  $ (22,142)          28,311   $282,134
               ===============  ==========  ===================  ==========  ===============  =========



The Advisor owned 11,513 shares on October 31, 1997, 10,782 shares on October 31, 1996, and 10,412 shares on December 31, 1995.


6.     FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1997.

Independent Auditors Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF FLEXIBLE YIELD SERIES III:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series III (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended October 31, 1997, the ten months ended October 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended October 31, 1997, the ten months ended October 31, 1996, and each of the years in the three year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Flexible Yield Series III at October 31, 1997, the results of its operations,
  the  changes  in  its  net  assets  and    its  financial highlights for the
  respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP
     BOSTON, MASSACHUSETTS
     NOVEMBER 26, 1997

Manning & Napier Fund, Inc.
Defensive Series

Annual Report
October 31, 1997

Management Discussion and Analysis

     Dear Shareholders:

         In our last letter to you six months ago, we explained that this late cycle stock market had reached excessive valuations and stated that, while we may not see a significant correction, we could very likely experience flat-to-mediocre returns over time. While the events on October 27, 1997 were dramatic, with the Dow Jones Industrial Average plunging over 550 points in one day and twice setting off the New York Stock Exchanges circuit breakers, half of that days losses were gained back the following day. We have not fallen into significant correction territory and valuations in the U.S. stock market remain high, but it is evident that the market environment is emotional.

          We have positioned the portfolio based on our overview that the U.S. stock market, and especially the large cap U.S. multinationals, has been reaching extremes. The stock selection process is based, as always, on the fundamentals underlying the investments. In managing the portfolio, we have largely steered away from the volatile technology sector and the excessively valued blue chips, and instead focused on stocks which we expect to be less likely to be hit as hard by a correction and to lead in a recovery. While there are less opportunities to be found domestically, the portfolio has gained an increased exposure in the international markets. Many of the world markets were indeed rocked by the recent events, but the portfolios holdings primarily avoid the most profoundly hit Asian markets. We have also been prepared to take advantage of some good values as they become available, and the correction provided the opportunity to add some quality securities to the portfolio.

        While the stock market plunged, the bond market rallied strongly. The yield on the 30-year U.S. Treasury bond dropped more than 80 basis points (0.80%) over this six-month period, offering further evidence of the low inflation environment as well as reflecting a flight to quality in the recent
  turmoil.    The  fixed income portion of the portfolio, with its emphasis on longer durations, has benefitted from this significant move. The use of long bonds to control stock market volatility at extremes is a key component of our risk management strategy and one which proved very effective during October's turmoil.

Management Discussion and Analysis


     In conclusion, while the recent stock market events have raised investors emotions, it may at the same time bring them down to earth. We will continue to attempt to manage risk based on our long-term overview, making decisions from the fundamentals and taking advantage of opportunities as they arise.

     Once again, we very much appreciate your business, and we hope that you and your families have a healthy and joyous holiday season.

     Sincerely,



     Manning & Napier Advisors, Inc.





Portfolio Composition - As of 10/31/97

Bonds - 80%
Stocks - 16%
Cash & Equivalents - 4%

Performance Update as of October 31, 1997






Manning & Napier Fund, Inc. - Defensive Series

                                                  Total Return
Through                Growth of $10,000                  Average
10/31/97                Investment          Cumulative     Annual

One Year                $           10,874          8.74%     8.74%
Inception 2             $           11,411         14.11%     6.81%








Lehman Brothers Intermediate Bond Index

                                       Total Return
Through             Growth of $10,000                  Average
10/31/97             Investment          Cumulative     Annual

One Year       $           10,749          7.49%     7.49%
Inception 2    $           11,374         13.74%     6.64%









15-85 Blended Index

                                         Total Return
Through              Growth of $10,000                  Average
10/31/97             Investment          Cumulative     Annual

One Year             $           11,112         11.12%    11.12%
Inception 2          $           12,052         20.52%     9.77%





The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Defensive
Series from its inception (11/1/95) to present
(10/31/97) as compared to the Lehman
Brothers Intermediate Bond Index and a
15-85 Blended Index. 1

<graphic>
<line chart>

Data for chart to follow:






          Manning & Napier      Lehman Brothers
          Defensive Series  Intermediate Bond Index  15-85 Blended Index

11/01/95            10,000                   10,000               10,000
04/30/96            10,116                   10,116               10,301
10/31/96            10,494                   10,581               10,847
01/31/97            10,620                   10,693               11,140
10/31/97            11,411                   11,374               12,052






1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,850 corporate and government securities.
The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The 15-85 Blended
Index is 15% Standard & Poor's (S&P) 500 Total Return Index and
85% Lehman Brothers Intermediate Bond Index.  The S&P 500 Total
Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Both Indices returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from November 1, 1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - October 31, 1997






                                                                VALUE
                                                      SHARES  (NOTE 2)

COMMON STOCK - 16.11%

AGRICULTURAL PRODUCTION - 0.02%
   Sylvan, Inc.*                                          25  $    375
                                                              ---------

AMUSEMENT & RECREATION SERVICES - 0.41%
   Grand Casinos, Inc.*                                   25       336
   Resorts World Berhad - ADR (Note 7)                   775     6,882
                                                              ---------
                                                                 7,218
                                                              ---------

CHEMICAL & ALLIED PRODUCTS - 1.87%
   Pharmacia & Upjohn, Inc.                              575    18,256
   R.P. Scherer Corp.*                                   250    14,719
                                                              ---------
                                                                32,975
                                                              ---------

COMPUTERS - 0.04%
   Bell & Howell Co.*                                     25       689
                                                              ---------

CONSUMER PRODUCTS - MISCELLANEOUS - 0.69%
   Unilever plc - ADR (Note 7)                           400    12,100
                                                              ---------

CRUDE PETROLEUM & NATURAL GAS - 0.82%
   Petroleo Brasileiro - SA (Petrobras) ADR (Note 7)     725    14,402
                                                              ---------

DIAMONDS - 0.54%
   DeBeers Centenary AG - ADR (Note 7)                   400     9,600
                                                              ---------

DISTRIBUTION - WHOLESALE - 0.62%
   Unisource Worldwide, Inc.                             675    11,011
                                                              ---------

ELECTRONIC EQUIPMENT - 0.04%
   Coleman Company, Inc.*                                 50       747
                                                              ---------

ENGINEERING SERVICES - 0.19%
   Jacobs Engineering Group, Inc.*                       125     3,375
                                                              ---------

FOOD & BEVERAGES - 1.69%
   Allied Domecq plc - ADR (Note 7)                    1,600    12,946
   Guinness plc - ADR (Note 7)                           375    16,790
                                                              ---------
                                                                29,736
                                                              ---------

GLASS PRODUCTS - 0.05%
   Libbey, Inc.                                           25       934
                                                              ---------



The accompanying notes are an integral part of the financial statements.








                                                      Value
                                            Shares  (Note 2)

HEALTH SERVICES - 1.01%
   MedPartners, Inc.*                          700  $ 17,806
                                                    ---------

HOLDING COMPANIES - 0.01%
   C.P. Pokphand Co. (Hong Kong) (Note 7)    1,000       239
                                                    ---------

INDUSTRIAL & COMMERCIAL MACHINERY - 0.44%
   Comfort Systems USA, Inc.*                   25       425
   NN Ball & Roller, Inc.                       50       437
   York International Corp.                    150     6,844
                                                    ---------
                                                       7,706
                                                    ---------

MANUFACTURING - MISCELLANEOUS - 0.03%
   Penn Engineering & Manufacturing Corp.       25       609
                                                    ---------

MOTION PICTURE PRODUCTION - 0.88%
   Group AB SA - ADR* (Note 7)                  50       372
   Viacom, Inc. - Class B*                     500    15,125
                                                    ---------
                                                      15,497
                                                    ---------

PLASTIC PRODUCTS - MISCELLANEOUS - 0.02%
   PT Tri Polyta Indonesia - ADR (Note 7)      100       294
                                                    ---------

PRIMARY METAL INDUSTRIES - 0.10%
   American Superconductor Corp.*               25       275
   Gibraltar Steel Corp.*                       25       591
   Wolverine Tube Inc.*                         25       775
                                                    ---------
                                                       1,641
                                                    ---------

PRINTING & PUBLISHING - 0.08%
   Playboy Enterprises, Inc. - Class B*         25       345
   Scholastic Corp.*                            25     1,012
                                                    ---------
                                                       1,357
                                                    ---------

RESTAURANTS - 1.40%
   McDonald's Corp.                            550    24,647
                                                    ---------

RETAIL - 0.30%
   RETAIL - RECREATIONAL GOODS - 0.03%
   West Marine, Inc.*                           25       525
                                                    ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997








                                                         Value
                                               Shares  (Note 2)

RETAIL (CONTINUED)
   RETAIL - SPECIALTY STORES - 0.27%
   Hancock Fabrics, Inc.                          300  $  4,069
   Loehmanns Holdings, Inc.*                       25       178
   Talbots, Inc.                                   25       600
                                                       ---------
                                                          4,847
                                                       ---------
                                                          5,372
                                                       ---------

SOFTWARE - 0.11%
   Apache Medical Systems, Inc.*                   25        70
   Broderbund Software, Inc.*                      25       725
   HCIA, Inc.*                                     50       619
   Symantec Corp.*                                 25       547
                                                       ---------
                                                          1,961
                                                       ---------

TECHNICAL INSTRUMENTS & SUPPLIES - 2.71%
   LABORATORY ANALYTICAL INSTRUMENTS - 1.01%
   Mallinckrodt, Inc.                             475    17,813
                                                       ---------

   OPTICAL SUPPLIES - 0.05%
   Sola International Inc.*                        25       853
                                                       ---------

   PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.61%
   Eastman Kodak Co.                              475    28,441
                                                       ---------

   SURGICAL & MEDICAL INSTRUMENTS - 0.04%
   Eclipse Surgical Technologies, Inc.*            25       223
   Lunar Corp.*                                    25       477
                                                       ---------
                                                            700
                                                       ---------
                                                         47,807
                                                       ---------

TELECOMMUNICATION SERVICE- 1.99%
   Compania Anonima Nacional Telefonos de
      Venezuela (CANTV) - ADR (Note 7)            300    13,125
   Telecom Italia SpA - ADR (Note 7)              125     7,844
   Telecomunicacoes Brasileiras (Telebras) -
      ADR (Note 7)                                140    14,210
                                                       ---------
                                                         35,179
                                                       ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997







                                            Shares/Principal      Value
                                                 Amount         (Note 2)

TRAINING & EDUCATION - 0.02%
   Firearms Training Systems, Inc.*                        50  $      325
                                                               -----------

TRANSPORTATION EQUIPMENT - 0.03%
   Federal Signal Corp.                                    25         605
                                                               -----------

TOTAL COMMON STOCK
   (Identified Cost $287,418)                                     284,207
                                                               -----------

U.S. TREASURY SECURITIES - 73.90%

   U.S. TREASURY BONDS - 21.44%
   U.S. Treasury Bond, 6.50%, 5/15/2005     $         260,000  $  269,588
   U.S. Treasury Bond, 6.875%, 8/15/2025              100,000     108,625
                                                               -----------

   TOTAL U.S. TREASURY BONDS
   (Identified Cost $357,574)                                     378,213
                                                               -----------

   U.S. TREASURY NOTES - 52.46%
   U.S. Treasury Note, 6.00%, 8/15/1999               385,000     387,286
   U.S. Treasury Note, 6.125%, 9/30/2000              155,000     156,695
   U.S. Treasury Note, 6.25%, 6/30/2002               150,000     152,906
   U.S. Treasury Note, 5.875%, 9/30/2002               30,000      30,159
   U.S. Treasury Note, 6.25%, 2/15/2003               155,000     158,245
   U.S. Treasury Note, 5.875%, 2/14/2004               40,000      40,163
                                                               -----------

   TOTAL U.S. TREASURY NOTES
   (Identified Cost $917,439)                                     925,454
                                                               -----------

TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $1,275,013)                                 1,303,667
                                                               -----------

U.S. GOVERNMENT AGENCIES - 5.68%

   MORTGAGE BACKED SECURITIES
   GNMA, Pool #365225 , 9.00%, 11/24/2024              48,256      51,469
   GNMA, Pool #398655, 6.50%, 5/15/2026                49,236      48,651
                                                               -----------

TOTAL U.S. GOVERNMENT AGENCIES
   (Identified Cost $99,583)                                      100,120
                                                               -----------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997








                                                   Principal        Value
                                                 Amount/Shares    (Note 2)


SHORT-TERM INVESTMENTS - 5.18%
   U.S. Treasury Bill, 12/11/1997                $       40,000  $   39,789
   Dreyfus U.S. Treasury Money Market Reserves           51,546      51,546
                                                                 -----------

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $91,335)                                         91,335
                                                                 -----------

TOTAL INVESTMENTS - 100.87%
   (Identified Cost $1,753,349)                                   1,779,329

LIABILITIES, LESS OTHER ASSETS - (0.87%)                            (15,293)
                                                                 -----------

NET ASSETS - 100%                                                $1,764,036
                                                                 ===========






*Non-income producing security






FEDERAL TAX INFORMATION:

At October 31, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $1,760,273 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                       $ 40,640

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                           (21,589)
                                                                          ---------

UNREALIZED APPRECIATION - NET                                             $ 19,051
                                                                          =========



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities






OCTOBER 31, 1997

ASSETS:

Investments, at value (Identified Cost $1,753,349)(Note 2)  $1,779,329
Cash                                                             2,005
Interest receivable                                             21,490
Dividends receivable                                               240
Receivable from investment advisor (Note 3)                     11,188
                                                            ----------

TOTAL ASSETS                                                 1,814,252
                                                            ----------


LIABILITIES:

Accrued Directors' fees (Note 3)                                 7,345
Transfer agent fees payable (Note 3)                               338
Payable for fund shares repurchased                             16,148
Payable for securities purchased                                11,276
Audit fee payable                                                7,549
Custodian fee payable                                            1,399
Other payables and accrued expenses                              6,161
                                                            ----------

TOTAL LIABILITIES                                               50,216
                                                            ----------

NET ASSETS FOR 164,649 SHARES OUTSTANDING                   $1,764,036
                                                            ==========


NET ASSETS CONSIST OF:

Capital stock                                               $    1,646
Additional paid-in-capital                                   1,677,212
Undistributed net investment income                             31,890
Accumulated net realized gain on investments                    27,308
Net unrealized appreciation on investments                      25,980
                                                            ----------

TOTAL NET ASSETS                                            $1,764,036
                                                            ==========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($1,764,036/164,649 shares)                              $    10.71
                                                            ==========




The accompanying notes are an integral part of the financial statements.

Statement of Operations








FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Interest                                                  $ 74,704
Dividends                                                    2,092
                                                          ---------

Total Investment Income                                     76,796
                                                          ---------


EXPENSES:

Management fees (Note 3)                                    11,283
Directors' fees (Note 3)                                     7,345
Transfer agent fees (Note 3)                                   338
Audit fee                                                    8,000
Registration and filing fees                                 4,721
Custodian fee                                                3,980
Miscellaneous                                                  907
                                                          ---------

Total Expenses                                              36,574

Less Reduction of Expenses (Note 3)                        (22,471)
                                                          ---------

Net Expenses                                                14,103
                                                          ---------

NET INVESTMENT INCOME                                       62,693
                                                          ---------


REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)    27,310
Net change in unrealized appreciation (depreciation)
   on investments                                           27,116
                                                          ---------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                           54,426
                                                          ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $117,119
                                                          =========




The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets






                                                          For the Year      For the Year
                                                         Ended 10/31/97    Ended 10/31/96

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $        62,693   $        21,079
Net realized gain on investments                                 27,310             6,509
Net change in unrealized appreciation (depreciation)
   on investments                                                27,116            (1,136)
                                                        ----------------  ----------------

Net increase in net assets from operations                      117,119            26,452
                                                        ----------------  ----------------


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                      (41,851)          (10,031)
From net realized gain on investments                            (6,511)             ----
                                                        ----------------  ----------------

Total distributions to shareholders                             (48,362)          (10,031)
                                                        ----------------  ----------------


CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase in net assets from capital share
   transactions (Note 5)                                        950,074           728,784
                                                        ----------------  ----------------


Net increase in net assets                                    1,018,831           745,205


NET ASSETS:

Beginning of period                                             745,205            ------
                                                        ----------------  ----------------

END OF PERIOD (including undistributed net investment
   income of $31,890 and $11,048, respectively)         $     1,764,036   $       745,205
                                                        ================  ================



The accompanying notes are an integral part of the financial statements.

Financial Highlights







                                                        For the Year      For the Year
                                                       Ended 10/31/97    Ended 10/31/96


Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD                 $         10.29   $         10.00
                                                      ----------------  ----------------

Income from investment operations:
   Net investment income                                        0.426             0.349
   Net realized and unrealized gain on investments              0.447             0.137
                                                      ----------------  ----------------

Total from investment operations                                0.873             0.486
                                                      ----------------  ----------------

Less distributions to shareholders:
   From net investment income                                  (0.385)           (0.196)
   From net realized gain on investments                       (0.068)               --
                                                      ----------------  ----------------

Total distributions to shareholders                            (0.453)           (0.196)
                                                      ----------------  ----------------

NET ASSET VALUE - END OF PERIOD                       $         10.71   $         10.29
                                                      ================  ================

Total return1:                                                   8.74%             4.94%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                    1.00%             1.00%
    Net investment income*                                       4.45%             4.26%

Portfolio turnover                                                166%               30%

Average commission rate paid                          $        0.0590   $        0.0691

NET ASSETS - END OF PERIOD (000'S OMITTED)            $         1,764   $           745
                                                      ================  ================





*The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, and had 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:







Net investment income            $0.274   $0.226

Ratios (to average net assets):
   Expenses                        2.59%    2.50%
   Net investment income           2.86%    2.76%





1 Represents aggregate total return for the period indicated.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.     ORGANIZATION

Defensive Series (the "Fund") is a no-load diversified series of Manning
& Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1997, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Defensive Series Class A Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
The  Fund's  policy is to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

     FEDERAL INCOME TAXES (continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, character reclassification between net income and net gains, or other tax
adjustments.    As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

     OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.8% of the Fund's average daily net assets. The fee amounted to $11,283 for the year ended October 31, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.0% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $11,188 for the year ended October 31, 1997, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $338 for the year ended October 31, 1997.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $7,345 for the year ended October 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $364,915 and $170,496, respectively. Purchases and sales of United States Government securities were $2,738,204 and $1,986,176, respectively.

5.  CAPITAL STOCK TRANSACTIONS






Transactions in shares of Defensive Series Class A Common Stock were:

              For the Year                For the Year
              Ended 10/31/97              Ended 10/31/96
              --------------             ---------------
              Shares     Amount       Shares           Amount
              -------  ----------   --------------   ---------

Sold          166,901   $1,715,330           76,159   $766,290
Reinvested      4,719       48,362            1,010     10,030
Repurchased   (79,413)    (813,618)          (4,727)   (47,536)
              -------  -----------  ---------------  ---------
Net increase   92,207   $  950,074           72,442   $728,784
              =======  ===========  ===============  =========





The Advisor owned 33,910 shares on October 31, 1997, and 12,747 shares on October 31, 1996.

Notes to Financial Statements


6.     FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in  the  normal  course  of  its  investing activities to assist in managing
exposure  to  various  market  risks.    These financial instruments include
written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1997.

7.  FOREIGN SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States
government.    These  risks  include revaluation of currencies and potential adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile that those of securities of comparable domestic companies and the United States government.

Independent Auditors Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHARESHOLDERS OF DEFENSIVE SERIES:




         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Defensive Series (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1997, the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the years ended October 31, 1997 and 1996. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Defensive Series at October 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP
     BOSTON, MASSACHUSETTS
     NOVEMBER 26, 1997

Manning & Napier Fund, Inc.

Tax Managed Series

Annual Report
October 31, 1997

Management Discussion and Analysis


Dear Shareholders:

In our last letter to you six months ago, we explained that this late cycle stock market had reached excessive valuations and stated that, while we may not see a significant correction, we could very likely experience flat-to-mediocre returns over time. While the events on October 27, 1997 were dramatic, with the Dow Jones Industrial Average plunging over 550 points in one day and twice setting off the New York Stock Exchanges circuit breakers, half of that days losses were gained back the following day. We have not fallen into significant correction territory and valuations in the U.S. stock market remain high, but it is evident that the market environment is emotional.

We have positioned the portfolio based on our overview that the U.S. stock market, and especially the large cap U.S. multinationals, has been reaching extremes, we seek to also minimize the impact of taxes on the portfolio. The stock selection process is based, as always, on the fundamentals underlying the investments. In managing the portfolio, we have steered away from the volatile technology sector and some of the more excessively valued blue chips, and instead focused on stocks which we expect to be less likely to be hit as hard by a correction and to lead in a recovery. While there are less opportunities to be found domestically, the portfolio has gained an increased exposure in the international markets. Many of the world markets were indeed rocked by the recent events, but the portfolios holdings avoid the most profoundly hit Asian markets. We have also been prepared to take advantage of some good values as they become available, and the correction provided the opportunity to add some quality securities to the portfolio.

Keeping all this in mind, the Advisor has continued to adhere to its strategy of minimizing the amount of realized gains in the short term as much as possible given the volatile environment. Steps have also been taken to offset capital gains by realizing losses when prudent.

In conclusion, while the recent stock market events have raised investors emotions, it may at the same time bring them down to earth. By adhering to our long-term overview, the Advisor will continue to attempt to manage risk while minimizing the impact of taxes, making decisions based on the fundamentals and taking advantage of opportunities as they arise.

Once again, we very much appreciate your business, and we hope that you and your families have a healthy and joyous holiday season.

Sincerely,

Manning & Napier Advisors, Inc.

Portfolio Composition - As of October 31, 1997

<graphic>
<pie chart>

Cash & Equivalents - 12%
Chemicals & Allied Products - 8%
Crude Petroleum & Natural Gas - 3%
Food & Beverages - 3%
Health Services - 5%
Idustrial & Commercial Machinery - 3%
Paper Mills - 6%
Primary Metal Industries - 3%
Electronic Equiment - 8%
Restaurants - 5%
Retail - 13%
Software - 10%
Technical Instruments & Supplies - 5%
Miscellaneous* - 16%


*Miscellaneous includes:
Air Transportation
Consumer Products - Miscellaneous
Glass Products
Management Services
Medical Products
Printing & Publishing
Rubber & Plastic Footwear
Telecommunication Service
Utilities - Electric


2

Performance Update as of October 31, 1997






Manning & Napier Fund, Inc. - Tax Managed Series

                                      Total Return
Through        Growth of $10,000                  Average
10/31/97       Investment          Cumulative     Annual

One Year    $           13,070         30.70%    30.70%
Inception 2 $           15,200         52.00%    23.25%








Standard & Poor's (S&P) 500 Total Return

                                        Total Return
Through           Growth of $10,000                  Average
10/31/97          Investment          Cumulative     Annual

One Year          $           13,210         32.10%    32.10%
Inception 2       $           16,392         63.92%    27.99%




The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed
Series from its inception (11/1/95) to present
(10/31/97) as compared to the Standard &
Poor's (S&P) 500 Total Return Index. 1



<graphic>chart>

Data for chart to follow:






           Manning & Napier   Standard & Poors (S&P)
          Tax Managed Series  500 Total Return Index

11/01/95              10,000                   10,000
04/30/96              10,980                   11,376
10/31/96              11,630                   12,408
04/30/97              13,170                   14,233
10/31/97              15,200                   16,392




1The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange,
and the Over-the-Counter Market.   The Index returns assume
reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from November 1,
1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - October 31, 1997






                                                                VALUE
                                                      SHARES  (NOTE 2)
COMMON STOCK - 88.36%

AIR TRANSPORTATION - 2.55%
   Federal Express Corp.*                                200  $ 13,350
                                                              ---------

CHEMICAL & ALLIED PRODUCTS - 7.98%
   Colgate-Palmolive Co.                                 200    12,950
   Procter & Gamble Co.                                  100     6,800
   R.P. Scherer Corp.*                                   375    22,078
                                                              ---------
                                                                41,828
                                                              ---------

CONSUMER PRODUCTS - MISCELLANEOUS - 1.73%
   Unilever plc - ADR (Note 7)                           300     9,075
                                                              ---------

CRUDE PETROLEUM & NATURAL GAS - 3.41%
   Petroleo Brasileiro SA (Petrobras) - ADR (Note 7)     900    17,878
                                                              ---------

ELECTRONIC EQUIPMENT - 7.66%
   Coleman Company, Inc.*                              1,550    23,153
   Motorola, Inc.                                        275    16,981
                                                              ---------
                                                                40,134
                                                              ---------

FOOD & BEVERAGES - 3.09%
   Allied Domecq plc - ADR (Note 7)                    2,000    16,182
                                                              ---------

GLASS PRODUCTS - 0.89%
   Libbey, Inc.                                          125     4,672
                                                              ---------

HEALTH SERVICES -  4.74%
   MedPartners, Inc.*                                    977    24,852
                                                              ---------

INDUSTRIAL & COMMERCIAL MACHINERY - 3.48%
   York International Corp.                              400    18,250
                                                              ---------

MANAGEMENT SERVICES - 2.34%
   Physician Support Systems, Inc.*                      800    12,300
                                                              ---------

MEDICAL PRODUCTS - 1.92%
   Johnson & Johnson                                     175    10,041
                                                              ---------

PAPER MILLS - 6.28%
   Fort James Corp.*                                     240     9,525
   Kimberly-Clark Corp.                                  450    23,372
                                                              ---------
                                                                32,897
                                                              ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997







                                                      Value
                                            Shares  (Note 2)


PRIMARY METAL INDUSTRIES - 3.00%
   American Superconductor Corp.*            1,000  $ 11,000
   Gibraltar Steel Corp.*                      200     4,725
                                                    ---------
                                                      15,725
                                                    ---------

PRINTING & PUBLISHING - 0.79%
   Playboy Enterprises, Inc. - Class B*        300     4,144
                                                    ---------

RESTAURANTS - 4.89%
   McDonald's Corp.                            475    21,286
   Morton's Restaurant Group, Inc.*            200     4,325
                                                    ---------
                                                      25,611
                                                    ---------

RETAIL - SPECIALTY STORES - 12.76%
   Fingerhut Companies, Inc.                   500    11,063
   Home Depot, Inc.                            412    22,918
   IKON Office Solutions, Inc.                 350     9,909
   Loehmanns Holdings, Inc.*                 1,300     9,263
   Tandy Corp.                                 400    13,750
                                                    ---------
                                                      66,903
                                                    ---------

RUBBER & PLASTIC FOOTWEAR - 2.02%
   Nike, Inc. - Class B                        225    10,603
                                                    ---------

SOFTWARE - 10.10%
   Broderbund Software, Inc.*                  350    10,150
   Medic Computer Systems, Inc.*               500    17,437
   Oracle Corp.*                               525    18,785
   Symantec Corp.*                             300     6,562
                                                    ---------
                                                      52,934
                                                    ---------

TECHNICAL INSTRUMENTS & SUPPLIES - 5.29%
   Eastman Kodak Co.                           300    17,962
   Millipore Corp.                             250     9,781
                                                    ---------
                                                      27,743
                                                    ---------

TELECOMMUNICATION SERVICES - 2.50%
   Compania Anonima Nacional Telefonos de
      Venezuela (CANTV) - ADR (Note 7)         300    13,125
                                                    ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997






                                                           Value
                                                 Shares  (Note 2)

UTILITIES-ELECTRIC - 0.94%
   Enersis SA - ADR (Note 7)                        150  $  4,950
                                                         ---------

TOTAL COMMON STOCK
   (Identified Cost  $373,589)                            463,197
                                                         ---------

SHORT-TERM INVESTMENTS - 3.89%
   Dreyfus U.S. Treasury Money Market Reserves
   (Identified Cost  $20,373)                    20,373    20,373
                                                         ---------

TOTAL INVESTMENTS - 92.25%
   (Identified Cost  $393,962)                            483,570

OTHER ASSETS, LESS LIABILITIES - 7.75%                     40,627
                                                         ---------

NET ASSETS - 100%                                        $524,197
                                                         =========







*Non-income producing security





FEDERAL TAX INFORMATION:

At October 31, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $393,962 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                       $98,516

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost value                                (8,908)
                                                                          --------

UNREALIZED APPRECIATION - NET                                             $89,608
                                                                          ========





The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities






October 31, 1997

ASSETS:

Investments, at value (Identified Cost $393,962)(Note 2)  $483,570
Cash                                                        43,355
Receivable for securities sold                              35,831
Dividends receivable                                           298
Receivable from investment advisor (Note 3)                 19,835
                                                          --------

TOTAL ASSETS                                               582,889
                                                          --------


LIABILITIES:

Accrued Directors' fees (Note 3)                             7,345
Transfer agent fees payable (Note 3)                            80
Payable for securities purchased                            35,529
Audit fee payable                                            7,549
Custodian fee payable                                        2,376
Other payables and accrued expenses                          5,813
                                                          --------



TOTAL LIABILITIES                                           58,692
                                                          --------

NET ASSETS FOR 34,491 SHARES OUTSTANDING                  $524,197
                                                          ========


NET ASSETS CONSIST OF:

Capital stock                                             $    345
Additional paid-in-capital                                 420,041
Accumulated net realized gain on investments                14,203
Net unrealized appreciation on investments                  89,608
                                                          --------

TOTAL NET ASSETS                                          $524,197
                                                          ========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($524,197/34,491 shares)                               $  15.20
                                                          ========




The accompanying notes are an integral part of the financial statements.

Statement of Operations







FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Dividends                                                 $  2,581
Interest                                                     1,172
                                                          ---------

Total Investment Income                                      3,753
                                                          ---------


EXPENSES:

Management fees (Note 3)                                     3,368
Directors' fees (Note 3)                                     7,345
Transfer agent fees (Note 3)                                    80
Audit fee                                                    8,000
Registration and filing fees                                 4,559
Custodian fee                                                3,002
Miscellaneous                                                  891
                                                          ---------

Total Expenses                                              27,245

Less Reduction of Expenses (Note 3)                        (23,203)
                                                          ---------

Net Expenses                                                 4,042
                                                          ---------

NET INVESTMENT LOSS                                           (289)
                                                          ---------


REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)    14,448
Net change in unrealized appreciation on investments        58,457
                                                          ---------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                           72,905
                                                          ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $ 72,616
                                                          =========




The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets







                                                          For the Year      For the Year
                                                         Ended 10/31/97    Ended 10/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss                                     $          (289)  $          (390)
Net realized gain (loss) on investments                          14,448              (245)
Net change in unrealized appreciation on
  investments                                                    58,457            31,151
                                                        ----------------  ----------------

Net increase in net assets from operations                       72,616            30,516
                                                        ----------------  ----------------


CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase in net assets from capital share
   transactions (Note 5)                                        227,201           193,864
                                                        ----------------  ----------------


Net increase in net assets                                      299,817           224,380


NET ASSETS:

Beginning of period                                             224,380                 -
                                                        ----------------  ----------------

END OF PERIOD (including undistributed net investment
   income of $0 and $0, respectively)                   $       524,197   $       224,380
                                                        ================  ================



The accompanying notes are an integral part of the financial statements.

Financial Highlights






                                                        For the      For the Year
                                                       Year Ended       Ended
                                                        10/31/97       10/31/96
                                                      ------------  --------------
Per share data (for a share outstanding throughout
each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                $     11.63   $       10.00
                                                      ------------  --------------

Income from investment operations:
   Net investment loss                                     (0.008)         (0.020)
   Net realized and unrealized gain (loss)
      on investments                                        3.578           1.650
                                                      ------------  --------------

Total from investment operations                            3.570           1.630
                                                      ------------  --------------

NET ASSET VALUE - END OF PERIOD                       $     15.20   $       11.63
                                                      ============  ==============

Total return 1:                                             30.70%          16.30%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                1.20%           1.20%
    Net investment loss*                                   (0.09%)         (0.21%)

Portfolio turnover                                            103%             78%

Average commission rate paid                          $    0.0625   $      0.0757

NET ASSETS - END OF PERIOD (000'S OMITTED)            $       524   $         224
                                                      ============  ==============




* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, and had 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:







Net investment loss              ($0.620)  ($0.144)

Ratios (to average net assets):
   Expenses                         8.08%     2.50%
   Net investment loss            (6.97%)   (1.51%)




1 Represents aggregate total return for the period indicated.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.     ORGANIZATION

Tax Managed Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1997, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Tax Managed Series Class A Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

     FEDERAL INCOME TAXES (continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

        OTHER
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $3,368 for the year ended October 31, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $19,835 for the year ended October 31, 1997, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $80 for the year ended October 31, 1997.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $7,345 for the year ended October 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $497,204 and $325,672, respectively. Purchases and sales of United States Government securities were $94,652 and $95,000, respectively.

5.     CAPITAL STOCK TRANSACTIONS





Transactions in shares of Tax Managed Series Class A Common Stock were:

              For the Year                For the Year
              Ended 10/31/97              Ended 10/31/96
              -----------------          ---------------
              Shares      Amount       Shares           Amount
              ---------  ---------    ---------------   ---------
Sold          16,041      $239,934      23,344          $235,926
Repurchased     (850)      (12,733)     (4,044)          (42,062)
              ---------  ---------    ---------------   ---------
Net increase  15,191   $227,201           19,300         193,864
              =========  =========    ===============   =========


The Advisor owned 12,500 shares on October 31, 1997 and October 31, 1996.

NOTES TO FINANCIAL STATEMENTS


     6.  FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1997.

     7.  FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States
government.   These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States government.

Independent Auditors Report

TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
AND SHAREHOLDERS OF TAX MANAGED SERIES:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Tax Managed Series (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1997, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the years ended October 31, 1997 and 1996. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of
October 31, 1997 by  correspondence   with   the   custodian  and  brokers. An
audit  also  includes  assessing   the   accounting   principles   used  and
significant  estimates  made  by  management,  as  well  as  evaluating  the
overall   financial   statement  presentation.  We  believe  that our audits
provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series at October 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
NOVEMBER 26, 1997

Manning & Napier Fund, Inc.

Blended Asset Series I

Annual Report
October 31, 1997

Management Discussion and Analysis


Dear Shareholders:

In our last letter to you six months ago, we explained that this late cycle stock market had reached excessive valuations and stated that, while we may not see a significant correction, we could very likely experience flat-to-mediocre returns over time. While the events on October 27, 1997 were dramatic, with the Dow Jones Industrial Average plunging over 550 points in one day and twice setting off the New York Stock Exchanges circuit breakers, half of that days losses were gained back the following day. We have not fallen into significant correction territory and valuations in the U.S. stock market remain high, but it is evident that the market environment is emotional. have positioned the portfolio based on our overview that the U.S. stock market, and especially the large cap U.S. multinationals, has been reaching extremes. The stock selection process is based, as always, on the fundamentals underlying the investments. In managing the portfolio, we have largely steered away from the volatile technology sector and the excessively valued blue chips, and instead focused on stocks which we expect to be less likely to be hit as hard by a correction and to lead in a recovery. While there are less opportunities to be found domestically, the portfolio has gained an increased exposure in the international markets. Many of the world markets were indeed rocked by the recent events, but the portfolios holdings primarily avoided the most profoundly hit Asian markets. We have also been prepared to take advantage of some good values as they become available, and the correction provided the opportunity to add some quality securities to the portfolio.

While the stock market plunged, the bond market rallied strongly. The yield on the 30-year U.S. Treasury bond dropped more than 80 basis points (0.80%) over this six-month period, offering further evidence of the low inflation environment as well as reflecting a flight to quality in the recent turmoil. The fixed income portion of the portfolio, with its emphasis on longer durations, has benefitted from this significant move. The use of long bonds to control stock market volatility at extremes is a key component of our risk management strategy and one which proved very effective during October's turmoil.

Management Discussion and Analysis

In conclusion, while the recent stock market events have raised investors emotions, it may at the same time bring them down to earth. We will continue to attempt to manage risk based on our long-term overview, making decisions from the fundamentals and taking advantage of opportunities as they arise.

Once again, we very much appreciate your business, and we hope that you and your families have a healthy and joyous holiday season.

Sincerely,



Manning & Napier Advisors, Inc.

<graphic>
<pie chart>

Data for chart to follow:

Asset Allocation - As of 10/31/97

Bonds - 56%
Stocks - 43%
Cash & Equivalents - 1%

Performance Update as of October 31, 1997






Manning & Napier Fund, Inc. - Blended Asset Series I

                                                      Total Return
Through                       Growth of $10,000                  Average
10/31/97                      Investment          Cumulative     Annual

One Year                     $           11,301         13.01%    13.01%
Inception 2                  $           14,472         44.72%     9.36%








Lehman Brothers Intermediate Bond Index

                                            Total Return
Through              Growth of $10,000                  Average
10/31/97             Investment          Cumulative     Annual

One Year             $           10,749          7.49%     7.49%
Inception 2          $           12,606         26.06%     5.77%








30 - 70 Blended Index

                                           Total Return
Through                Growth of $10,000                  Average
10/31/97               Investment          Cumulative     Annual

One Year               $           11,477         14.77%    14.77%
Inception 2            $           14,965         49.65%    10.25%




The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Blended
Asset Series I from its inception (9/15/93) to present (10/31/97) as compared to the Lehman Brothers Intermediate Bond Index and a 30-70 Blended Index. 1


<graphic>
<line chart>

Data for chart to follow:






             Manning & Napier         Lehman Brothers          30-70
Date      Blended Asset Series I  Intermediate Bond Index  Blended Index

09/15/93                  10,000                   10,000         10,000
12/31/93                  10,092                   10,032         10,081
12/31/94                  10,012                    9,838          9,986
12/31/95                  12,123                   11,347         12,151
10/31/96                  12,806                   11,728         13,040
10/31/97                  14,472                   12,606         14,965



1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,761 corporate and government securities. The
Index is comprised of investment grade securities with maturities greater thanyear but less than ten years. The 30-70 Blended Index is 30% Standard
& Poor's (S&P) 500 Total Return Index and 70% Lehman Brothers Intermediate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York
Stock Exchange, American Stocks Exchange, and Over-the-Counter market.
Both Indices' returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from September 15, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - October 31, 1997






                                                                 VALUE
                                                       SHARES  (NOTE 2)
COMMON STOCK - 43.07%

AGRICULTURAL PRODUCTION - 0.05%
    Sylvan, Inc.*                                         675  $ 10,125
                                                               ---------

AMUSEMENT & RECREATION SERVICES - 0.76%
    Grand Casinos, Inc.*                                  600     8,062
    Resorts World Berhad - ADR (Note 7)                17,800   158,075
                                                               ---------
                                                                166,137
                                                               ---------

CHEMICAL & ALLIED PRODUCTS - 4.45%
    Orion-yhtyma OY - B Shares (Finland) (Note 7)         450    16,606
    Pharmacia & Upjohn, Inc.                           15,225   483,394
    R.P. Scherer Corp.*                                 8,100   476,888
                                                               ---------
                                                                976,888
                                                               ---------


COMPUTER EQUIPMENT - 0.14%
    Bell & Howell Co.*                                    950    26,184
    Varitronix International Ltd. (Hong Kong)
    (Note 7)                                            3,000     4,966
                                                               ---------
                                                                 31,150
                                                               ---------

CONSUMER PRODUCTS - MISCELLANEOUS - 1.60%
    Unilever plc - ADR (Note 7)                        11,600   350,900
                                                               ---------

CRUDE PETROLEUM & NATURAL GAS - 2.04%
    Petroleo Brasileiro SA (Petrobras) - ADR (Note 7)  22,500   446,958
                                                               ---------

DIAMONDS - 0.92%
    De Beers Centenary AG - ADR (Note 7)                8,400   201,600
                                                               ---------

DIRECT MAIL ADVERTISING - 0.10%
    Harte-Hanks Communications, Inc.                      625    21,719
                                                               ---------



DISTRIBUTION - WHOLESALE - 1.50%
    Unisource Worldwide, Inc.                          20,125   328,289
                                                               ---------

ELECTRONIC EQUIPMENT - 0.17%
    Coleman Company, Inc.*                              1,300    19,419
    Harman International Industries, Inc.                 350    18,900
                                                               ---------
                                                                 38,319
                                                               ---------

ENGINEERING SERVICES - 0.48%
    Jacobs Engineering Group, Inc.*                     3,925   105,975
                                                               ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997








                                                        Value
                                              Shares  (Note 2)

FOOD & BEVERAGES - 4.50%
    Allied Domecq plc - ADR (Note 7)          56,700  $458,760
    Guinness plc - ADR (Note 7)               11,800   528,324
                                                      ---------
                                                       987,084
                                                      ---------
GLASS PRODUCTS - 0.10%
    Libbey, Inc.                                 600    22,425
                                                      ---------

HEALTH SERVICES - 2.36%
    MedPartners, Inc.*                        20,306   516,534
                                                      ---------

HOLDING COMPANIES - 0.03%
    C.P. Pokphand Co. - (Hong Kong) (Note 7)  30,000     7,177
                                                      ---------

INDUSTRIAL & COMMERCIAL MACHINERY - 0.11%
    Comfort Systems USA, Inc.*                   700    11,900
    NN Ball & Roller, Inc.                     1,350    11,813
                                                      ---------
                                                        23,713
                                                      ---------

MANUFACTURING - MISCELLANEOUS - 0.08%
    Penn Engineering & Manufacturing Corp.       750    18,281
                                                      ---------

MOTION PICTURE PRODUCTION - 1.95%
    Group AB SA - ADR* (Note 7)                1,350    10,041
    Viacom, Inc. - Class B*                   13,825   418,206
                                                      ---------
                                                       428,247
                                                      ---------

PAPER MILLS - 0.07%
    Schweitzer-Mauduit International, Inc.       375    15,797
                                                      ---------

PLASTIC PRODUCTS - MISCELLANEOUS - 0.02%
    PT Tri Polyta Indonesia - ADR (Note 7)     1,775     5,214
                                                      ---------

PRIMARY METAL INDUSTRIES - 0.21%
    American Superconductor Corp.*               825     9,075
    Gibraltar Steel Corp.*                       900    21,262
    Wolverine Tube Inc.*                         500    15,500
                                                      ---------
                                                        45,837
                                                      ---------

PRINTING & PUBLISHING - 0.21%
    Playboy Enterprises, Inc. - Class A*         225     2,841
    Playboy Enterprises, Inc. - Class B*       1,000    13,812
    Scholastic Corp.*                            700    28,350
                                                      ---------
                                                        45,003
                                                      ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997







                                                            Value
                                                 Shares   (Note 2)

RESTAURANTS - 3.17%
    McDonald's Corp.                             15,500  $  694,594
                                                         -----------

RETAIL - 2.89%
    RETAIL - CATALOG & MAIL ORDER - 2.06%
    Comcast Corp. - Class A                      16,425     451,687
                                                         -----------

    RETAIL - RECREATIONAL GOODS - 0.07%
    West Marine, Inc.*                              750      15,750
                                                         -----------

    RETAIL - SPECIALTY STORES - 0.76%
    Hancock Fabrics, Inc.                        10,525     142,745
    Loehmanns Holdings, Inc.                      1,175       8,372
    Talbots, Inc.                                   600      14,400
                                                         -----------
                                                            165,517
                                                         -----------
                                                            632,954
                                                         -----------

SOFTWARE - 0.26%
    Apache Medical Systems, Inc.*                   700       1,969
    Broderbund Software, Inc.*                      550      15,950
    Electronic Arts, Inc.*                          275       9,316
    HCIA, Inc.*                                   1,200      14,850
    Symantec Corp.*                                 725      15,859
                                                         -----------
                                                             57,944
                                                         -----------

TECHNICAL INSTRUMENTS & SUPPLIES - 6.56%
    LABORATORY & ANALYTICAL INSTRUMENTS - 2.60%
    Mallinckrodt, Inc.                           15,200     570,000
                                                         -----------

    OPTICAL SUPPLIES - 0.07%
    Sola International, Inc.*                       450      15,356
                                                         -----------

    PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 3.78%
    Eastman Kodak Co.                            13,850     829,269
                                                         -----------

    SURGICAL & MEDICAL INSTRUMENTS - 0.11%
    CardioGenesis Corp.*                            575       5,175
    Eclipse Surgical Technologies, Inc.*            925       8,267
    Lunar Corp.*                                    600      11,437
                                                         -----------
                                                             24,879
                                                         -----------
                                                          1,439,504
                                                         -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997







                                               Shares/Principal      Value
                                                    Amount          (Note 2)

TELECOMMUNICATION SERVICES - 8.21%
   Compania Anonima Nacional Telefonos de
       Venezuela (CANTV) - ADR (Note 7)                    9,300  $   406,875
   Frontier Corp.                                         26,800      579,550
   Telecom Italia SpA - ADR (Note 7)                       4,975      312,181
   Telecomunicacoes Brasileiras (Telebras) -
       ADR (Note 7)                                        4,850      492,275
   VIMPEL Communications - ADR* (Note 7)                     300        9,825
                                                                  ------------
                                                                    1,800,706
                                                                  ------------

TRAINING & EDUCATION - 0.05%
    Firearms Training Systems, Inc.*                       1,525        9,912
                                                                  ------------

TRANSPORTATION EQUIPMENT - 0.08%
    Federal Signal Corp.                                     700       16,931
                                                                  ------------

TOTAL COMMON STOCK
    (Identified Cost $9,189,392)                                    9,445,917
                                                                  ------------

U.S. TREASURY SECURITIES - 55.99%

    U.S. TREASURY BONDS - 16.61%
    U.S. Treasury Bond, 9.875%, 11/15/2015     $          20,000  $    27,956
    U.S. Treasury Bond, 7.25%,  5/15/2016                 45,000       50,217
    U.S. Treasury Bond, 7.50%,  11/15/2024             3,060,000    3,564,900
                                                                  ------------
    TOTAL U.S. TREASURY BONDS
    (Identified Cost $3,281,277)                                    3,643,073
                                                                  ------------

    U.S. TREASURY NOTES - 39.38%
    U.S. Treasury Note, 5.125%, 12/31/1998               595,000      592,025
    U.S. Treasury Note, 6.875%, 8/31/1999              2,450,000    2,501,298
    U.S. Treasury Note, 7.75%, 12/31/1999              1,215,000    1,265,878
    U.S. Treasury Note, 6.625%,  7/31/2001             3,335,000    3,431,925
    U.S. Treasury Note, 5.875%, 9/30/2002                840,000      844,463
                                                                  ------------
    TOTAL U.S. TREASURY NOTES
    (Identified Cost $8,525,881)                                    8,635,589
                                                                  ------------

TOTAL U.S. TREASURY SECURITIES
    (Identified Cost $11,807,158)                                  12,278,662
                                                                  ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997






                                                    Principal        Value
                                                  Amount/Shares     (Note 2)

U.S. GOVERNMENT AGENCIES - 0.52%

    MORTGAGE BACKED SECURITIES
    GNMA POOL #174225, 9.50%, 8/15/2016           $        2,815  $     3,047
    GNMA POOL #286310, 9.00%, 2/15/2020                   31,078       33,148
    GNMA POOL #385753, 9.00%, 7/15/2024                   71,862       76,646
                                                                  ------------
TOTAL U.S. GOVERNMENT AGENCIES
    (Identified Cost $110,113)                                        112,841
                                                                  ------------

SHORT-TERM INVESTMENTS - 0.66%
    Dreyfus U.S. Treasury Money Market Reserves
    (Identified Cost $145,218)                           145,218      145,218
                                                                  ------------

TOTAL INVESTMENTS - 100.24%
    (Identified Cost $21,251,881)                                  21,982,638

LIABILITIES, LESS OTHER ASSETS - (0.24%)                              (52,148)
                                                                  ------------

NET ASSETS - 100%                                                 $21,930,490
                                                                  ============



*Non-income producing security






FEDERAL TAX INFORMATION:

At October 31, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $21,252,987 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                                   $1,407,189

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                                     (677,538)
                                                                                   -----------

UNREALIZED APPRECIATION - NET                                                      $  729,651
                                                                                   ===========




The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities






OCTOBER 31, 1997


ASSETS:

Investments, at value (Identified Cost $21,251,881)(Note 2)  $21,982,638
Cash                                                             113,455
Receivable for securities sold                                   300,803
Interest receivable                                              240,252
Dividends receivable                                              13,988
                                                             -----------


TOTAL ASSETS                                                  22,651,136
                                                             -----------


LIABILITIES:

Accrued management fees (Note 3)                                  19,772
Accrued Directors' fees (Note 3)                                   2,256
Transfer agent fees payable (Note 3)                                 461
Payable for securities purchased                                 507,714
Payable for fund shares repurchased                              176,019
Audit fee payable                                                 11,950
Other payables and accrued expenses                                2,474
                                                             -----------

TOTAL LIABILITIES                                                720,646
                                                             -----------

NET ASSETS FOR 1,831,743 SHARES OUTSTANDING                  $21,930,490
                                                             ===========


NET ASSETS CONSIST OF:

Capital stock                                                $    18,318
Additional paid-in-capital                                    19,480,643
Undistributed net investment income                              274,768
Accumulated net realized gain on investments                   1,426,004
Net unrealized appreciation on investments                       730,757
                                                             -----------

TOTAL NET ASSETS                                             $21,930,490
                                                             ===========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($21,930,490/1,831,743 shares)                               $     11.97
                                                             ===========



The accompanying notes are an integral part of the financial statements.

Statement of Operations







FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Interest                                                  $  839,782
Dividends                                                     84,263
                                                          -----------

Total Investment Income                                      924,045
                                                          -----------


EXPENSES:

Management fees (Note 3)                                     201,261
Directors' fees (Note 3)                                       7,345
Transfer agent fees (Note 3)                                   4,830
Audit fee                                                     13,663
Registration and filing fees                                  10,286
Custodian fee                                                  8,500
Miscellaneous                                                  4,116
                                                          -----------

Total Expenses                                               250,001

Less Reduction of Expenses (Note 3)                           (8,488)
                                                          -----------

Net Expenses                                                 241,513
                                                          -----------

NET INVESTMENT INCOME                                        682,532
                                                          -----------


REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)   1,431,876
Net change in unrealized appreciation on investments         342,311
                                                          -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                          1,774,187
                                                          -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $2,456,719
                                                          ===========



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets






                                                 For the Year    For the Ten     For the Year
                                                  Year Ended     Months Ended     Year Ended
                                                   10/31/97        10/31/96        12/31/95
                                                 --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                           $     682,532   $     450,488   $     254,925
Net realized gain on investments                    1,431,876         299,745         608,702
Net change in unrealized appreciation
on investments                                        342,311         105,808         341,625
                                                --------------  --------------  --------------

Net increase in net assets from operations          2,456,719         856,041       1,205,252
                                                --------------  --------------  --------------


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                           (730,167)       (130,831)       (254,925)
In excess of net investment income                         --              --          (3,886)
From net realized gain on investments                (296,105)        (39,818)       (564,923)
                                                --------------  --------------  --------------

Total distributions to shareholders                (1,026,272)       (170,649)       (823,734)
                                                --------------  --------------  --------------


CAPITAL STOCK ISSUED AND REPURCHASED:


Net increase in net assets from capital share
   transactions (Note 5)                            2,706,535       7,589,621       4,617,621
                                                --------------  --------------  --------------


Net increase in net assets                          4,136,982       8,275,013       4,999,139


NET ASSETS:

Beginning of period                                17,793,508       9,518,495       4,519,356
                                                --------------  --------------  --------------

END OF PERIOD (including undistributed net
investment income of $274,768, $319,657,
and $0, respectively)                           $  21,930,490   $  17,793,508   $   9,518,495
                                                ==============  ==============  ==============




The accompanying notes are an integral part of the financial statements.

Financial Highlights







                                                                                                          For the Period
                                                       For the      For the      For the     For the          9/15/93
                                                         Year      Ten Months      Year        Year        (commencement
                                                        Ended        Ended        Ended       Ended      of operations) to
                                                       10/31/97     10/31/96     12/31/95    12/31/94        12/31/93
                                                      ----------  ------------  ----------  ----------  -------------------

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                $   11.20   $     10.72   $    9.72   $   10.05   $            10.00
                                                      ----------  ------------  ----------  ----------  -------------------

Income from investment operations:
   Net investment income                                  0.390         0.293       0.342       0.200                0.045
   Net realized and unrealized gain (loss)
      on investments                                      1.010         0.307       1.698      (0.280)               0.045
                                                      ----------  ------------  ----------  ----------  -------------------

Total from investment operations                          1.400         0.600       2.040      (0.080)               0.090
                                                      ----------  ------------  ----------  ----------  -------------------

Less distributions to shareholders:
   From net investment income                            (0.442)       (0.092)     (0.342)     (0.203)              (0.040)
   In excess of net investment income                         -             -      (0.005)          -                    -
   From net realized gain on investments                 (0.188)       (0.028)     (0.693)     (0.040)                   -
   In excess of net realized gain on investments              -             -           -      (0.007)                   -
                                                      ----------  ------------  ----------  ----------  -------------------

Total distributions to shareholders                      (0.630)       (0.120)     (1.040)     (0.250)              (0.040)
                                                      ----------  ------------  ----------  ----------  -------------------

NET ASSET VALUE - END OF PERIOD                       $   11.97   $     11.20   $   10.72   $    9.72   $            10.05
                                                      ==========  ============  ==========  ==========  ===================

Total return 1:                                           13.01%         5.64%      21.08%     (0.80%)                0.93%

Ratios (to average net assets) / Supplemental Data:
    Expenses *                                             1.20%       1.20%2        1.20%       1.20%              1.20%2
    Net investment income *                                3.39%       3.69%2        3.64%       3.40%              2.47%2

Portfolio turnover                                           50%           85%         72%         45%                   1%

Average commission rate paid 3                        $  0.0418   $    0.0515   $  0.0689           -                    -

NET ASSETS - END OF PERIOD (000'S OMITTED)            $  21,930   $    17,794   $   9,518   $   4,519   $              475
                                                      ==========  ============  ==========  ==========  ===================




*The investment advisor did not impose all or a portion of its management fee
and in some periods paid a portion of the Fund's expenses.   If these expenses
had been incurred by the Fund, and had 1994 and 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would be as follows:







Net investment income            $0.385   $ 0.284  $0.311   $0.124   $ 0.021
Ratios (to average net assets):
   Expenses                        1.24%   1.31%2    1.53%    2.50%   2.50%2
Net investment income              3.35%   3.58%2    3.31%    2.10%   1.17%2



1 Represents aggregate total return for the period indicated.
2 Annualized.
3 Average commission rate is calculated for funds with fiscal years beginning on or after January 1, 1995.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.     ORGANIZATION

Blended Asset Series I (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1997, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Blended Asset Series I Class A Common Stock.

Effective January 1, 1996, the fund changed its fiscal year from December 31 to October 31.

2.      SIGNIFICANT ACCOUNTING POLICIES

        SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost.

         SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

          FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

        FEDERAL INCOME TAXES (CONTINUED)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

        DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

          FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars.
Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

            OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $201,261 for the year ended October 31, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.
The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $8,488 which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $4,830 for the year ended October 31, 1997.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $7,345 for the year ended October 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $9,292,880 and $4,871,822, respectively. Purchases and sales of United States Government securities were $4,813,732 and $4,501,063, respectively.

Notes to Financial Statements

5.     CAPITAL STOCK TRANSACTIONS
Transactions in shares of Blended Asset Series I Class A Common Stock were:





               For the Year                  For the Ten Months                  For the Year
              Ended 10/31/97                   Ended 10/31/96                   Ended 12/31/95
              ---------------                -------------------                ---------------

              Shares           Amount        Shares               Amount        Shares           Amount
              ---------------  ------------  -------------------  ------------  ---------------  -----------
Sold                 514,345   $ 5,851,791              940,658   $10,210,779          406,586   $4,437,737
Reinvested            91,051     1,011,493               15,624       169,059           75,731      811,707
Repurchased         (362,106)   (4,156,749)            (255,975)   (2,790,217)         (58,913)    (631,823)
              ---------------  ------------  -------------------  ------------  ---------------  -----------
Net increase         243,290   $ 2,706,535              770,307   $ 7,589,621          423,404   $4,617,621
              ===============  ============  ===================  ============  ===============  ===========



6.     FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1997.

7.     FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States government.

Independent Auditors Report

TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
AND SHAREHOLDERS OF BLENDED ASSET SERIES I:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Blended Asset Series I (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended October 31, 1997, the ten months ended October 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended October 31, 1997, the ten months ended October 31, 1996, and each of the years in the three year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Blended Asset Series I at October 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
NOVEMBER 26, 1997

Manning & Napier Fund, Inc.

Blended Asset Series II

Annual Report
October 31, 1997

Management Discussion and Analysis



     Dear Shareholders:

         In our last letter to you six months ago, we explained that this late cycle stock market had reached excessive valuations and stated that, while we may not see a significant correction, we could very likely experience flat-to-mediocre returns over time. While the events on October 27, 1997 were dramatic, with the Dow Jones Industrial Average plunging over 550 points in one day and twice setting off the New York Stock Exchanges circuit breakers, half of that days losses were gained back the following day. We have not fallen into significant correction territory and valuations in the U.S. stock market remain high, but it is evident that the market environment is emotional.

          We have positioned the portfolio based on our overview that the U.S. stock market, and especially the large cap U.S. multinationals, has been reaching extremes. The stock selection process is based, as always, on the fundamentals underlying the investments. In managing the portfolio, we have largely steered away from the volatile technology sector and the excessively valued blue chips, and instead focused on stocks which we expect to be less likely to be hit as hard by a correction and to lead in a recovery. While there are less opportunities to be found domestically, the portfolio has gained an increased exposure in the international markets. Many of the world markets were indeed rocked by the recent events, but the portfolios holdings primarily avoid the most profoundly hit Asian markets. We have also been prepared to take advantage of some good values as they become available, and the correction provided the opportunity to add some quality securities to the portfolio.

        While the stock market plunged, the bond market rallied strongly. The yield on the 30-year U.S. Treasury bond dropped more than 80 basis points (0.80%) over this six-month period, offering further evidence of the low inflation environment as well as reflecting a flight to quality in the recent turmoil. The fixed income portion of the portfolio, with its emphasis on longer durations, has benefitted from this significant move. The use of long bonds to control stock market volatility at extremes is a key component of our risk management strategy and one which proved very effective during October's turmoil.

Management Discussion and Analysis

     In conclusion, while the recent stock market events have raised investors emotions, it may at the same time bring them down to earth. We will continue to attempt to manage risk based on our long-term overview, making decisions from the fundamentals and taking advantage of opportunities as they arise.

       Once again, we very much appreciate your business, and we hope that you and your families have a healthy and joyous holiday season.

     Sincerely,


     Manning & Napier Advisors, Inc.

<graphic>
<pie chart>

Data for chart to follow:

Stocks - 61%
Bonds - 38%
Cash & Equivalents - 1%

Performance Update as of October 31, 1997






Manning & Napier Fund, Inc. - Blended Asset Series II

                                           Total Return
Through           Growth of $10,000                       Average
10/31/97               Investment          Cumulative     Annual

One Year          $           11,969         19.69%    19.69%
Inception 2       $           18,047         80.47%    15.66%








Lehman Brothers Intermediate Bond Index

                                                             Total Return
Through                                  Growth of $10,000                  Average
10/31/97                                 Investment          Cumulative     Annual

One Year                                 $           10,749          7.49%     7.49%
Inception 2                              $           12,510         25.10%     5.68%








50-50 Blended Index

                                         Total Return
Through              Growth of $10,000                  Average
10/31/97             Investment          Cumulative     Annual

One Year             $           12,042         20.42%    20.42%
Inception 2          $           16,832         68.32%    13.69%






The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Blended
Asset Series II from its inception (10/12/93) to present (10/31/97) as compared to the Lehman Brothers Intermediate Bond Index and a 50-50 Blended Index. 1



<graphic>
<line chart>

Data for chart to follow:






Date         Manning & Napier          Lehman Brothers          50-50
          Blended Asset Series II  Intermediate Bond Index  Balanced Index

10/12/93                   10,000                   10,000          10,000
12/31/93                    9,982                    9,956          10,056
12/31/94                   10,333                    9,764           9,978
12/31/95                   13,707                   11,261          12,743
10/31/96                   15,078                   11,639          13,978
10/31/97                   18,047                   12,510          16,832




1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,850 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The 50-50 Blended Index is 50% Standard & Poor's (S&P) 500 Total
Return Index and 50% Lehman Brothers Aggregate Bond Index. The
S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York
Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Lehman Brothers Aggregate Bond Index is a market value weighted measure of approximately 6,233 corporate, government, and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. Both Indices' returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from October 12,1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - October 31, 1997






                                                                 VALUE
                                                      SHARES   (NOTE 2)
COMMON STOCK - 60.88%

AMUSEMENT & RECREATION SERVICES - 1.08%
   Grand Casinos, Inc.*                                1,700  $   22,844
   Resorts World Berhad - ADR (Note 7)                59,550     528,840
                                                              -----------
                                                                 551,684
                                                              -----------

ARGRICULTURAL PRODUCTION - 0.06%
   Sylvan, Inc.*                                       2,000      30,000
                                                              -----------

CHEMICAL & ALLIED PRODUCTS - 5.07%
   Orion-yhtyma OY - B Shares (Finland) (Note 7)       1,300      47,972
   Pharmacia & Upjohn, Inc.                           46,200   1,466,850
   R.P. Scherer Corp.*                                18,150   1,068,581
                                                              -----------
                                                               2,583,403
                                                              -----------

COMPUTERS - 4.08%
   Bell & Howell Co.*                                 15,600     429,975
   International Game Technology                      64,000   1,636,000
   Varitronix International Ltd.(Hong Kong) (Note 7)   8,000      13,242
                                                              -----------
                                                               2,079,217
                                                              -----------

CONSUMER PRODUCTS - MISCELLANEOUS - 1.84%
   Unilever plc - ADR (Note 7)                        30,900     934,725
                                                              -----------

CRUDE PETROLEUM & NATURAL GAS - 5.79%
   Petroleo Brasileiro SA (Petrobras) - ADR (Note 7)  62,400   1,239,564
   Union Texas Petroleum Holdings, Inc.               47,700   1,085,175
   YPF Sociedad Anonima - ADR (Note 7)                19,550     625,600
                                                              -----------
                                                               2,950,339
                                                              -----------

DIAMONDS - 1.03%
   De Beers Centenary AG - ADR (Note 7)               21,750     522,000
                                                              -----------

DIRECT MAIL ADVERTISING - 0.11%
   Harte-Hanks Communictions, Inc.                     1,600      55,600
                                                              -----------
DISTRIBUTION - OFFICE EQUIPMENT - 1.41%
   Unisource Worldwide, Inc.                          43,975     717,342
                                                              -----------



The accompanying notes are an integral part of the financial statements.
4

Investment Portfolio - October 31, 1997









                                                         Value
                                             Shares    (Note 2)

ELECTRONIC EQUIPMENT - 0.20%
   Coleman Company, Inc.*                      3,650  $   54,522
   Harman International Industries, Inc.         975      52,650
                                                      -----------
                                                         107,172
                                                      -----------

ENGINEERING SERVICES - 0.41%
   Jacobs Engineering Group, Inc.*             7,675     207,225
                                                      -----------

FOOD & BEVERAGES - 4.96%
   Allied Domecq plc - ADR (Note 7)          158,800   1,284,851
   Guinness plc - ADR (Note 7)                27,675   1,239,098
                                                      -----------
                                                       2,523,949
                                                      -----------

GLASS PRODUCTS - 0.12%
   Libbey, Inc.                                1,625      60,734
                                                      -----------

HEALTH SERVICES - 3.23%
   MedPartners, Inc.*                         64,651   1,644,560
                                                      -----------

HOLDING COMPANIES - 0.04%
   C.P. Pokphand Co. - (Hong Kong) (Note 7)   92,000      22,010
                                                      -----------

INDUSTRIAL & COMMERCIAL MACHINERY - 1.60%
   Comfort Systems USA, Inc.*                  2,025      34,425
   NN Ball & Roller, Inc.                      4,000      35,000
   York International Corp.                   16,350     745,969
                                                      -----------
                                                         815,394
                                                      -----------

MANUFACTURING - MISCELLANEOUS - 0.10%
   Penn Engineering & Manufacturing Corp.      2,200      53,625
                                                      -----------

MOTION PICTURE PRODUCTION - 3.20%
   Groupe AB SA- ADR* (Note 7)                 3,850      28,634
   Viacom, Inc. - Class B*                    53,000   1,603,250
                                                      -----------
                                                       1,631,884
                                                      -----------
PAPER MILLS - 0.81%
   Kimberly-Clark Corp.                        7,000     363,563
   Schweitzer-Mauduit International, Inc.      1,125      47,391
                                                      -----------
                                                         410,954
                                                      -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997








                                                      Value
                                           Shares   (Note 2)

PLASTIC PRODUCTS - MISCELLANEOUS - 0.03%
   PT Tri Polyta Indonesia - ADR (Note 7)   4,700  $   13,806
                                                   -----------

PRIMARY METAL INDUSTRIES - 0.24%
   American Superconductor Corp.*           2,150      23,650
   Gibraltar Steel Corp.*                   2,400      56,700
   Wolverine Tube Inc.*                     1,350      41,850
                                                   -----------
                                                      122,200
                                                   -----------

PRINTING & PUBLISHING - 0.24%
   Playboy Enterprises, Inc. - Class A*       825      10,416
   Playboy Enterprises, Inc. - Class B*     2,775      38,330
   Scholastic Corp.*                        1,800      72,900
                                                   -----------
                                                      121,646
                                                   -----------

RESTAURANTS - 2.44%
   McDonald's Corp.                        27,700   1,241,306
                                                   -----------

RETAIL - 5.14%
   RETAIL - CATALOG & MAIL ORDER - 2.39%
   Comcast Corp. - Class A                 44,250   1,216,875
                                                   -----------

   RETAIL - RECREATIONAL GOODS - 0.09%
   West Marine, Inc.*                       2,250      47,250
                                                   -----------

   RETAIL - SPECIALTY STORES - 2.66%
   Fabri Centers of America - Class A*      2,825      61,091
   Fingerhut Companies, Inc.               42,425     938,653
   Hancock Fabrics, Inc.                   21,200     287,525
   Loehmanns Holdings, Inc.*                3,300      23,512
   Talbots, Inc.                            1,800      43,200
                                                   -----------
                                                    1,353,981
                                                   -----------
                                                    2,618,106
                                                   -----------

SOFTWARE - 0.32%
   Apache Medical Systems, Inc.*            1,950       5,484
   Broderbund Software, Inc.*               1,400      40,600
   Electronic Arts, Inc.*                     800      27,100
   HCIA, Inc.*                              3,700      45,787
   Symantec Corp.*                          2,050      44,844
                                                   -----------
                                                      163,815
                                                   -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997








                                                           Value
                                                Shares    (Note 2)

TECHNICAL INSTRUMENTS & SUPPLIES - 9.26%
   LABORATORY & ANALYTICAL INSTRUMENTS - 2.94%
   Mallinckrodt, Inc.                           39,900  $ 1,496,250
                                                        ------------

   OPTICAL SUPPLIES - 0.08%
   Sola International, Inc.*                     1,200       40,950
                                                        ------------

   PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 4.55%
   Eastman Kodak Co.                            38,675    2,315,666
                                                        ------------

   SCIENTIFIC INSTRUMENTS - 1.55%
   Millipore Corp.                              20,200      790,325
                                                        ------------

   SURGICAL & MEDICAL INSTRUMENTS - 0.14%
   CardioGenesis Corp.*                          1,725       15,525
   Eclipse Surgical Technologies, Inc.*          2,700       24,131
   Lunar Corp.*                                  1,600       30,500
                                                        ------------
                                                             70,156
                                                        ------------
                                                          4,713,347
                                                        ------------

TELECOMMUNICATION SERVICES - 6.42%
   Compania Anonima Nacional Telefonos de
     Venezuela (CANTV) - ADR (Note 7)           26,525    1,160,469
   Telecom Italia SpA- ADR (Note7)              11,525      723,194
   Telecomunicacoes Brasileiras (Telebras)-     13,365    1,356,547
     ADR (Note 7)
   VIMPEL Communications- ADR* (Note 7)            850       27,837
                                                        ------------
                                                          3,268,047
                                                        ------------

TRAINING & EDUCATION - 0.06%
   Firearms Training Systems, Inc.*              4,600       29,900
                                                        ------------

TRANSPORTATION EQUIPMENT - 0.09%
   Federal Signal Corp.                          1,825       44,142
                                                        ------------

UTILITIES-ELECTRIC - 1.50%
   Enersis SA - ADR (Note 7)                    23,150      763,950
                                                        ------------

TOTAL COMMON STOCK
   (Identified Cost $29,492,632)                         31,002,082
                                                        ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997






                                                 Principal Amount/      Value
                                                       Shares          (Note 2)

U.S. TREASURY SECURITIES - 37.90%

   U.S. TREASURY BONDS - 20.24%
   U.S. Treasury Bond, 7.50%,  11/15/2024        $        3,065,000  $ 3,570,725
   U.S. Treasury Bond, 6.875%, 8/15/2025                  6,200,000    6,734,750
                                                                     ------------
   TOTAL U.S. TREASURY BONDS
   (Identified Cost $9,326,085)                                       10,305,475
                                                                     ------------

   U.S. TREASURY NOTES - 17.66%
   U.S. Treasury Note, 6.625%,  7/31/2001                 3,295,000    3,390,763
   U.S. Treasury Note, 6.25%, 1/31/2002                       5,000        5,089
   U.S. Treasury Note, 6.25%, 6/30/2002                   3,175,000    3,236,516
   U.S. Treasury Note, 5.875%, 9/30/2002                  2,350,000    2,362,486
                                                                     ------------
   TOTAL U.S. TREASURY NOTES
   (Identified Cost $8,974,012)                                        8,994,854
                                                                     ------------

TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $18,300,097)                                      19,300,329
                                                                     ------------

SHORT-TERM INVESTMENTS - 1.10%
   Dreyfus U.S. Treasury Money Market Reserves
   (Identified Cost $559,350)                               559,350      559,350
                                                                     ------------

TOTAL INVESTMENTS - 99.88%
   (Identified Cost $48,352,079)                                      50,861,761

OTHER ASSETS, LESS LIABILITIES - 0.12%                                    60,605
                                                                     ------------

NET ASSETS - 100%                                                    $50,922,366
                                                                     ============



*Non-income producing security





FEDERAL TAX INFORMATION:

At October 31, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $48,352,079 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                                   $ 4,393,349

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                                    (1,833,667)
                                                                                   ------------

UNREALIZED APPRECIATION - NET                                                      $ 2,509,682
                                                                                   ============




The accompanying notes are an integral part of the financial statements.
8

Statement of Assets and Liabilities







OCTOBER 31, 1997

ASSETS:

Investments, at value (Identified Cost $48,352,079)(Note 2)  $50,861,761
Cash                                                             139,500
Receivable for securities sold                                   878,337
Interest receivable                                              330,783
Dividends receivable                                              37,460
Receivable for fund shares sold                                    5,615
                                                             -----------

TOTAL ASSETS                                                  52,253,456
                                                             -----------


LIABILITIES:

Accrued management fees (Note 3)                                  44,031
Accrued Directors' fees (Note 3)                                   2,256
Transfer agent fees payable (Note 3)                               1,057
Payable for securities purchased                               1,269,130
Audit fee payable                                                 12,148
Other payables and accrued expenses                                2,468
                                                             -----------

TOTAL LIABILITIES                                              1,331,090
                                                             -----------

NET ASSETS FOR 3,466,675 SHARES OUTSTANDING                  $50,922,366
                                                             ===========


NET ASSETS CONSIST OF:

Capital stock                                                $    34,666
Additional paid-in-capital                                    41,709,311
Undistributed net investment income                              437,931
Accumulated net realized gain on investments                   6,230,776
Net unrealized appreciation on investments                     2,509,682
                                                             -----------

TOTAL NET ASSETS                                             $50,922,366
                                                             ===========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($50,922,366/3,466,675 shares)                               $     14.69
                                                             ===========



The accompanying notes are an integral part of the financial statements.

Statement of Operations








FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Interest                                               $1,235,671
Dividends                                                 282,328
                                                       ----------

Total Investment Income                                 1,517,999
                                                       ----------


EXPENSES:

Management fees (Note 3)                                  422,101
Directors' fees (Note 3)                                    7,345
Transfer agent fees (Note 3)                               10,130
Audit fee                                                  13,862
Custodian fee                                              12,000
Registration and filing fees                                9,879
Miscellaneous                                               8,637
                                                       ----------

Total Expenses                                            483,954
                                                       ----------

NET INVESTMENT INCOME                                   1,034,045
                                                       ----------


REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments
  (identified cost basis)                               6,250,473
                                                       ----------
Net change in unrealized appreciation on investments       48,699
                                                       ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS         6,299,172
                                                       ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                     $7,333,217
                                                       ==========



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets







                                                          For the Year      For the Ten Months     For the Year
                                                          Ended 10/31/97      Ended 10/31/96      Ended 12/31/95
                                                        -----------------  --------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $      1,034,045   $           566,893   $       334,223
Net realized gain on investments                               6,250,473             1,053,546         1,934,431
Net change in unrealized appreciation on
 investments                                                      48,699             1,209,793         1,107,105
                                                        -----------------  --------------------  ----------------

Net increase in net assets from operations                     7,333,217             2,830,232         3,375,759
                                                        -----------------  --------------------  ----------------


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                    (1,092,397)              (92,412)         (330,774)
From net realized gain on investments                         (1,048,673)             (138,618)       (1,817,057)
                                                        -----------------  --------------------  ----------------

Total distributions to shareholders                           (2,141,070)             (231,030)       (2,147,831)
                                                        -----------------  --------------------  ----------------


CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase in net assets from capital share
   transactions (Note 5)                                      12,731,521             9,880,561        12,077,417
                                                        -----------------  --------------------  ----------------


Net increase in net assets                                    17,923,668            12,479,763        13,305,345


NET ASSETS:

Beginning of period                                           32,998,698            20,518,935         7,213,590
                                                        -----------------  --------------------  ----------------

END OF PERIOD (including undistributed net investment
   income of $437,931, $475,782 and $1,301,
    respectively)                                       $     50,922,366   $        32,998,698   $    20,518,935
                                                        =================  ====================  ================




The accompanying notes are an integral part of the financial statements.

Financial Highlights









                                                                   For the                              For the Period
                                                       For the       Ten       For the     For the         10/12/93
                                                         Year       Months       Year        Year        (commencement
                                                        Ended       Ended       Ended       Ended      of operations) to
                                                       10/31/97    10/31/96    12/31/95    12/31/94        12/31/93
                                                      ----------  ----------  ----------  ----------  -------------------

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD                 $   13.04   $   11.95   $   10.12   $    9.98   $            10.00
                                                      ----------  ----------  ----------  ----------  -------------------

Income from investment operations:
   Net investment income                                  0.325       0.227       0.238       0.108                0.014
   Net realized and unrealized gain (loss)
      on investments                                      2.130       0.963       3.052       0.243               (0.032)
                                                      ----------  ----------  ----------  ----------  -------------------

Total from investment operations                          2.455       1.190       3.290       0.351               (0.018)
                                                      ----------  ----------  ----------  ----------  -------------------

Less distributions to shareholders:
   From net investment income                            (0.393)     (0.040)     (0.237)     (0.119)              (0.002)
   From net realized gain on investments                 (0.412)     (0.060)     (1.223)     (0.092)                   -
                                                      ----------  ----------  ----------  ----------  -------------------

Total distributions to shareholders                      (0.805)     (0.100)     (1.460)     (0.211)              (0.002)
                                                      ----------  ----------  ----------  ----------  -------------------

NET ASSET VALUE - END OF PERIOD                       $   14.69   $   13.04   $   11.95   $   10.12   $             9.98
                                                      ==========  ==========  ==========  ==========  ===================

Total return1:                                            19.69%      10.01%      32.64%       3.52%              (0.18%)

Ratios (to average net assets) / Supplemental Data:
    Expenses                                               1.15%    1.20%2*      1.20%*      1.20%*              1.20%2*
    Net investment income                                  2.45%    2.51%2*      2.53%*      2.12%*              1.94%2*

Portfolio turnover                                           63%         57%         63%         19%                   0%

Average commission rate paid(3)                       $  0.0436   $  0.0524   $  0.0635           -                    -

NET ASSETS - END OF PERIOD (000'S OMITTED)            $  50,922   $  32,999   $  20,519   $   7,214   $              475
                                                      ==========  ==========  ==========  ==========  ===================



* The investment advisor did not impose all or a portion of its management fee in some periods and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund and had 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:








Net investment income            N/A  $ 0.225  $0.226   $0.051   $ 0.005
Ratios (to average net assets):
   Expenses                      N/A   1.22%2    1.33%    2.31%   2.50%2
   Net investment income         N/A   2.49%2    2.40%    1.01%   0.64%2



1  Represents aggregate total return for the period indicated.
2  Annualized.
3 Average commission rate is calculated for funds with fiscal years beginning on or after January 1, 1995.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.     ORGANIZATION

Blended Asset Series II (the "Fund") is a no-load diversified series of
Manning  &  Napier  Fund,  Inc.  (the  "Corporation").    The Corporation is
organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1997, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Blended Asset Series II Class A Common Stock.

Effective January 1, 1996 the fund changed its fiscal year end from December 31 to October 31.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

Securities for which representative valuatuions or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
The  Fund's  policy is to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

     FEDERAL INCOME TAXES (continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, character reclassification between net income and net gains, or other tax
adjustments.    As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

     FOREIGN CURRENCY TRANSLATION
The  accounting records of the Fund are maintained in U.S. dollars.
Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.


     OPTION CONTRACTS
The Fund may write (sell) or buy call or put options on securities and other financial instruments. When the Fund writes a call, the Fund gives the purchaser the right to buy the underlying security from the Fund a t the price specified in the option contract (the exercise price) at any time during the option period. When the Fund writes a put option, the Fund gives the purchaser the right to sell to the Fund the underlying security at the exercise price at any time during the option period. The Fund will only write options on a covered basis. This means that the Fund will own the underlying security when the Fund writes a call or the Fund will put aside cash, U.S. Government securities, or other liquid assets in the amount not less than the exercise price at all times the put option is outstanding.

Notes to Financial Statements

     OPTION CONTRACTS (continued)
When the Fund writes a call or put option, an amount equal to the premium received is included in the Funds Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

If a written option expires on its stipulated expiration dat or if the Fund enters into a closing transaction, a gain or loss is realized on the contract. When a gain or loss is realized, the liability related to such option contract is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the premium received from the option is added to proceeds from the sale of the underlying security thereby increasing the gain or decreasing the loss from the sale of the underlying security. If a written put option is exercised, the cost of the underlying security purchased by the Fund will be decreased by the premium originally received.

The Fund may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Fund for the purchase of a call or put option is included in the Funds Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

If an option the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are decreased by the premium originally paid.

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for option contracts for the year ended October 31, 1997 is as follows:

WRITTEN CALL OPTIONS






                              Shares     Amount
                              -------  ----------

Options written                  435   $ 115,126
Options exercised               (435)   (115,126)
                              -------  ----------
Balance at, October 31, 1997       0   $       0
                              =======  ==========

Notes to Financial Statements

     OTHER
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $422,101 for the year ended October 31, 1997.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $10,130 for the year ended October 31, 1997.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $7,345 for the year ended October 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES

       For the year ended October 31, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $28,087,787 and $18,788,467, respectively. Purchases and sales of United States Government securities were $12,348,445 and $6,537,288, respectively.

Notes to Financial Statements


5.     CAPITAL STOCK TRANSACTIONS
        Transactions in shares of Blended Asset Series II Class A Common Stock were:





                For the                  For the Ten                               For the
              Year Ended                 Months Ended                            Year Ended
               10/31/97                    10/31/96                               12/31/95
              -----------                ------------                            -----------

              Shares       Amount                      Shares      Amount        Shares       Amount
              -----------  ------------                ----------  ------------
Sold           1,218,144   $16,655,310                 1,030,732   $12,602,396      891,550   $10,731,657
Reinvested       163,874     2,138,523                    18,786       230,877      180,298     2,145,684
Repurchased     (445,116)   (6,062,312)                 (237,451)   (2,952,712)     (66,963)     (799,924)
              -----------  ------------                ----------  ------------  -----------  ------------
Net increase     936,902   $12,731,521                   812,067   $ 9,880,561    1,044,885   $12,077,417
              ===========  ============                ==========  ============  ===========  ============



6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1997.

7.     FOREIGN SECURITIES

          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States government. These risks include revaluation of currencies and future adverse
political  and  economic  developments.    Moreover,  securities  of  foreign
companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States government.

Independent Auditors Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF BLENDED ASSET SERIES II:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Blended Asset Series II (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended October 31, 1997, the ten months ended October 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended October 31, 1997, the ten months ended October 31, 1996, and each of the years in the three year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Blended Asset Series II at October 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP
     BOSTON, MASSACHUSETTS
     NOVEMBER 26, 1997

Manning & Napier Fund, Inc.

Maximum Horizon Series

Annual Report
October 31, 1997

Management Discussion and Analysis



     Dear Shareholders:

         In our last letter to you six months ago, we explained that this late cycle stock market had reached excessive valuations and stated that, while we may not see a significant correction, we could very likely experience flat-to-mediocre returns over time. While the events on October 27, 1997 were dramatic, with the Dow Jones Industrial Average plunging over 550 points in one day and twice setting off the New York Stock Exchanges circuit breakers, half of that days losses were gained back the following day. We have not fallen into significant correction territory and valuations in the U.S. stock market remain high, but it is evident that the market environment is emotional.

          We have positioned the portfolio based on our overview that the U.S. stock market, and especially the large cap U.S. multinationals, has been reaching extremes. The stock selection process is based, as always, on the fundamentals underlying the investments. In managing the portfolio, we have largely steered away from the volatile technology sector and the excessively valued blue chips, and instead focused on stocks which we expect to be less likely to be hit as hard by a correction and to lead in a recovery. While there are less opportunities to be found domestically, the portfolio has gained an increased exposure in the international markets. Many of the world markets were indeed rocked by the recent events, but the portfolios holdings primarily avoid the most profoundly hit Asian markets. We have also been prepared to take advantage of some good values as they become available, and the correction provided the opportunity to add some quality securities to the portfolio.

        While the stock market plunged, the bond market rallied strongly. The yield on the 30-year U.S. Treasury bond dropped more than 80 basis points (0.80%) over this six-month period, offering further evidence of the low inflation environment as well as reflecting a flight to quality in the recent turmoil. The fixed income portion of the portfolio, with its emphasis on longer durations, has benefitted from this significant move. The use of long bonds to control stock market volatility at extremes is a key component of our risk management strategy and one which proved very effective during October's turmoil.

Management Discussion and Analysis

     In conclusion, while the recent stock market events have raised investors emotions, it may at the same time bring them down to earth. We will continue to attempt to manage risk based on our long-term overview, making decisions from the fundamentals and taking advantage of opportunities as they arise.

       Once again, we very much appreciate your business, and we hope that you and your families have a healthy and joyous holiday season.

     Sincerely,


     Manning & Napier Advisors, Inc.


<graphic>
<pie chart>

Data for chart to follow:

Stocks - 98%
Bonds - 1%
Cash & Equivalents - 1%

Performance Update as of October 31, 1997






Manning & Napier Fund, Inc. - Maximum Horizon Series

                                                                          Total Return
Through                                               Growth of $10,000                  Average
10/31/97                                              Investment          Cumulative     Annual

One Year                                              $           12,677         26.77%    26.77%
Inception 2                                           $           14,604         46.04%    20.82%








Standard & Poor's 500 Total Return Index

                                                              Total Return
Through                                   Growth of $10,000                  Average
10/31/97                                  Investment          Cumulative     Annual

One Year                                  $           13,210         32.10%    32.10%
Inception 2                               $           16,392         63.92%    27.99%





The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Maximum
Horizon Series from its inception (11/1/95) to present (10/31/97) as compared to the Standard & Poor's (S&P) 500 Total Return
Index. 1

<graphic>
<line chart>

Data for chart to follow:







             Manning & Napier        Standard & Poors
          Maximum Horizon Series  500 Total Return Index

11/01/95                  10,000                  10,000
04/30/96                  10,753                  11,376
10/31/96                  11,521                  12,408
04/30/97                  12,589                  14,233
10/31/97                  14,604                  16,392







1 The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of approximately 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Index returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from November 1, 1995, the Fund's inception date. The Fund's performance is historical and may not beindicative of future results.
3

Investment Portfolio - October 31, 1997






                                                                  VALUE
                                                       SHARES   (NOTE 2)
COMMON STOCK - 97.90%

AGRICULTURAL PRODUCTION - 0.10%
   Sylvan, Inc.*                                          675  $   10,125
                                                               -----------

AMUSEMENT & RECREATION SERVICES - 1.55%
   Grand Casinos, Inc.*                                   600       8,062
   Resorts World Berhad - ADR (Note 7)                 16,250     144,310
                                                               -----------
                                                                  152,372
                                                               -----------

CHEMICAL & ALLIED PRODUCTS - 11.39%
   Celltech plc* (United Kingdom) (Note 7)             56,200     310,701
   Orion-Yhtyma OY - B Shares (Finland) (Note 7)          500      18,451
   Pharmacia & Upjohn, Inc.                            10,525     334,169
   Procter & Gamble Co.                                 2,350     159,800
   R.P. Scherer Corp.*                                  5,075     298,791
                                                               -----------
                                                                1,121,912
                                                               -----------

COMPUTER EQUIPMENT - 8.90%
   Bell & Howell Co.*                                  12,525     345,220
   International Game Technology                       20,600     526,587
   Varitronix International Ltd. (Hong Kong) (Note 7)   3,000       4,966
                                                               -----------
                                                                  876,773
                                                               -----------

CONSUMER PRODUCTS - MISCELLANEOUS - 1.60%
   Unilever plc - ADR (Note 7)                          5,200     157,300
                                                               -----------

CRUDE PETROLEUM & NATURAL GAS - 7.18%
   Petroleo Brasileiro SA (Petrobras) - ADR (Note 7)    5,000      99,324
   Union Texas Petroleum Holdings, Inc.                19,100     434,525
   YPF Sociedad Anonima - ADR (Note 7)                  5,425     173,600
                                                               -----------
                                                                  707,449
                                                               -----------

DIAMONDS - 1.88%
   De Beers Centenary AG - ADR (Note 7)                 7,700     184,800
                                                               -----------

DIRECT MAIL ADVERTISING - 0.05%
   Harte-Hanks Communications, Inc.                       150       5,212
                                                               -----------

DISTRIBUTION - WHOLESALE - 1.65%
   Unisource Worldwide, Inc.                            9,950     162,309
                                                               -----------



The accompanying notes are an integral part of the financial statements.

Portfolio - October 31, 1997







                                                      Value
                                            Shares  (Note 2)

ELECTRONIC EQUIPMENT - 6.06%
   Coleman Company, Inc.*                   20,850  $311,447
   Harman International Industries, Inc.       225    12,150
   Motorola, Inc.                            4,425   273,244
                                                    ---------
                                                     596,841
                                                    ---------

ENGINEERING SERVICES - 0.70%
   Jacobs Engineering Group, Inc.*           2,575    69,525
                                                    ---------

FOOD & BEVERAGES - 6.84%
   Allied Domecq plc - ADR (Note 7)         36,800   297,749
   Guinness plc - ADR (Note 7)               8,400   376,095
                                                    ---------
                                                     673,844
                                                    ---------

GLASS PRODUCTS - 0.11%
   Libbey, Inc.                                300    11,213
                                                    ---------

HEALTH SERVICES - 4.65%
   MedPartners, Inc.*                       18,025   458,511
                                                    ---------

HOLDING COMPANIES - 0.07%
   C.P. Pokphand Co. (Hong Kong) (Note 7)   30,000     7,177
                                                    ---------

INDUSTRIAL & COMMERCIAL MACHINERY - 2.75%
   Comfort Systems USA, Inc.*                  550     9,350
   NN Ball & Roller, Inc.                    1,300    11,375
   York International Corp.                  5,475   249,797
                                                    ---------
                                                     270,522
                                                    ---------

MANUFACTURING - MISCELLANEOUS - 0.15%
   Penn Engineering & Manufacturing Corp.      600    14,625
                                                    ---------

MOTION PICTURE PRODUCTION - 3.70%
   Group AB SA - ADR* (Note 7)               1,275     9,483
   Viacom, Inc. - Class B*                  11,750   355,438
                                                    ---------
                                                     364,921
                                                    ---------

NONDEPOSITORY CREDIT INSTITUTIONS - 3.65%
   Takefuji Corp. (Japan) (Note 7)           8,100   359,923
                                                    ---------

PAPER MILLS - 6.80%
   Aracruz Celulose SA - ADR (Note 7)       22,400   336,000
   Kimberly-Clark Corp.                      6,175   320,714
   Schweitzer-Mauduit International, Inc.      325    13,691
                                                    ---------
                                                     670,405
                                                    ---------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997








                                                          Value
                                                Shares  (Note 2)

PLASTIC PRODUCTS - MISCELLANEOUS - 0.05%
   PT Tri Polyta Indonesia - ADR (Note 7)        1,825  $  5,361
                                                        ---------

PRIMARY METAL INDUSTRIES - 0.33%
   American Superconductor Corp.*                  725     7,975
   Gibraltar Steel Corp.*                          475    11,222
   Wolverine Tube Inc.*                            425    13,175
                                                        ---------
                                                          32,372
                                                        ---------

PRINTING & PUBLISHING - 2.60%
   Playboy Enterprises, Inc. - Class B*            950    13,122
   Readers Digest Association, Inc. - Class A   10,000   227,500
   Scholastic Corp.*                               375    15,187
                                                        ---------
                                                         255,809
                                                        ---------

RESTAURANTS - 4.22%
   McDonald's Corp.                              9,275   415,636
                                                        ---------

RETAIL - 3.53%
   RETAIL - RECREATIONAL GOODS - 0.14%
   West Marine, Inc.*                              650    13,650
                                                        ---------

   RETAIL - SPECIALTY STORES - 3.39%
   Fabri-Centers of America - Class A*             700    15,138
   Fingerhut Companies, Inc.                    10,025   221,803
   Hancock Fabrics, Inc.                         5,525    74,933
   Loehmanns Holdings, Inc.*                     1,050     7,481
   Talbots, Inc.                                   600    14,400
                                                        ---------
                                                         333,755
                                                        ---------
                                                         347,405
                                                        ---------
SOFTWARE - 0.49%
   Apache Medical Systems, Inc.*                   775     2,180
   Broderbund Software, Inc.*                      750    21,750
   Electronic Arts, Inc.*                          300    10,163
   Symantec Corp.*                                 650    14,219
                                                        ---------
                                                          48,312
                                                        ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997









                                                           Value
                                                Shares   (Note 2)

TECHNICAL INSTRUMENTS & SUPPLIES - 8.23%
   LABORATORY & ANALYTICAL INSTRUMENTS - 1.56%
   Mallinckrodt, Inc.                            4,100  $  153,750
                                                        -----------

   OPTICAL SUPPLIES - 0.15%
   Sola International, Inc.*                       425      14,503
                                                        -----------

   PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 4.69%
   Eastman Kodak Co.                             7,725     462,534
                                                        -----------

   SCIENTIFIC INSTRUMENTS - 1.64%
   Millipore Corp.                               4,125     161,390
                                                        -----------

   SURGICAL & MEDICAL INSTRUMENTS - 0.19%
   CardioGenesis Corp.*                            475       4,275
   Eclipse Surgical Technologies, Inc.*            875       7,820
   Lunar Corp.*                                    350       6,672
                                                        -----------
                                                            18,767
                                                        -----------
                                                           810,944
                                                        -----------
TELECOMMUNICATION SERVICES - 8.27%
   Compania Anonima Nacional Telefonos de
      Venezuela (CANTV) - ADR (Note 7)           5,200     227,500
   Frontier Corp.                               14,700     317,887
   Telecom Italia SpA - ADR (Note 7)               950      59,612
   Telecomunicacoes Brasileiras (Telebras) -
      ADR (Note 7)                               2,000     203,000
   VIMPEL Communications - ADR* (Note 7)           200       6,550
                                                        -----------
                                                           814,549
                                                        -----------
TRAINING & EDUCATION - 0.10%
   Firearms Training Systems, Inc.*              1,550      10,075
                                                        -----------

TRANSPORTATION EQUIPMENT - 0.05%
   Federal Signal Corp.                            200       4,837
                                                        -----------

UTILITIES-ELECTRIC - 0.24%
   Enersis S.A.- ADR (Note 7)                      725      23,925
                                                        -----------

TOTAL COMMON STOCK
   (Identified Cost $9,675,143)                          9,644,984
                                                        -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 1997








                                                   Principal        Value
                                                 Amount/Shares    (Note 2)

U.S. TREASURY BONDS - 0.77%
   U.S. Treasury Bond, 6.875%,  8/15/2025
   (Identified Cost $71,681)                     $       70,000  $   76,038
                                                                 -----------

SHORT-TERM INVESTMENTS - 1.47%
   Dreyfus U.S. Treasury Money Market Reserves
   (Identified Cost $144,430)                           144,430     144,430
                                                                 -----------

TOTAL INVESTMENTS - 100.14%
   (Identified Cost $9,891,254)                                   9,865,452
LIABILITIES, LESS OTHER ASSETS - (0.14%)                            (13,758)
                                                                 -----------

NET ASSETS - 100%                                                $9,851,694
                                                                 ===========





*Non-income producing security






FEDERAL TAX INFORMATION:

At October 31, 1997, the net unrealized depreciation based on identified cost for federal income tax purposes of $9,894,195 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                                   $ 655,547

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                                    (684,290)
                                                                                   ----------

UNREALIZED DEPRECIATION - NET                                                      $ (28,743)
                                                                                   ==========




The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities






OCTOBER 31, 1997

ASSETS:

Investments, at value (Identified Cost $9,891,254)(Note 2)  $9,865,452
Dividends receivable                                            17,996
Interest receivable                                              1,020
                                                            -----------

TOTAL ASSETS                                                 9,884,468
                                                            -----------

LIABILITIES:

Accrued Management fees (Note 3)                                21,472
Accrued Directors' fees (Note 3)                                 2,257
Transfer agent fees payable (Note 3)                             1,348
Audit fee payable                                                7,549
Payable for fund shares repurchased                                119
Other payables and accrued expenses                                 29
                                                            -----------

TOTAL LIABILITIES                                               32,774
                                                            -----------

NET ASSETS FOR 691,741 SHARES OUTSTANDING                   $9,851,694
                                                            ===========

NET ASSETS CONSIST OF:

Capital stock                                               $    6,917
Additional paid-in-capital                                   8,834,160
Undistributed net investment income                             29,439
Accumulated net realized gain on investments                 1,006,980
Net unrealized depreciation on investments                     (25,802)
                                                            -----------

TOTAL NET ASSETS                                            $9,851,694
                                                            ===========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($9,851,694/691,741 shares)                              $    14.24
                                                            ===========



The accompanying notes are an integral part of the financial statements.

Statement of Operations







FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Dividends                                                 $   66,023
Interest                                                      53,893
                                                          -----------

Total Investment Income                                      119,916
                                                          -----------

EXPENSES:

Management fees (Note 3)                                      56,154
Directors' fees (Note 3)                                       7,345
Transfer agent fees (Note 3)                                   1,348
Custodian fee                                                  8,100
Audit fee                                                      8,000
Registration and filing fees                                   4,960
Miscellaneous                                                  1,161
                                                          -----------

Total Expenses                                                87,068

Less Reduction of Expenses (Note 3)                          (19,683)
                                                          -----------

Net Expenses                                                  67,385
                                                          -----------

NET INVESTMENT INCOME                                         52,531
                                                          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:

Net realized gain on investments (identified cost basis)   1,008,486
Net change in unrealized depreciation on investments         (64,888)
                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS       943,598
                                                          -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $  996,129
                                                          ===========



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets







                                                          For the Year      For the Year
                                                         Ended 10/31/97    Ended 10/31/96

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $        52,531   $         7,550
Net realized gain on investments                              1,008,486            10,435
Net change in unrealized appreciation (depreciation)
   on investments                                               (64,888)           39,086
                                                        ----------------  ----------------

Net increase in net assets from operations                      996,129            57,071
                                                        ----------------  ----------------


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                      (26,434)           (4,208)
From net realized gain on investment                            (11,941)               --

Total distributions to shareholders                             (38,375)           (4,208)
                                                        ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase in net assets from capital share
transactions (Note 5)                                         7,319,949         1,521,128
                                                        ----------------  ----------------

Net increase in net assets                                    8,277,703         1,573,991

NET ASSETS:

Beginning of period                                           1,573,991                --
                                                        ----------------  ----------------

END OF PERIOD (including undistributed net investment
   income of $29,439 and $3,342 respectively)           $     9,851,694   $     1,573,991
                                                        ================  ================



The accompanying notes are an integral part of the financial statements.

Financial Highlights









                                                        For the Year      For the Year
                                                       Ended 10/31/97    Ended 10/31/96
                                                      ----------------

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                $         11.38   $         10.00
                                                      ----------------  ----------------

Income from investment operations:
   Net investment income                                        0.101             0.155
   Net realized and unrealized gain on investments              2.919             1.356
                                                      ----------------  ----------------

Total from investment operations                                3.020             1.511
                                                      ----------------  ----------------

Less distributions to shareholders:
  From net investment income                                   (0.082)           (0.131)
  From net realized gain on investments                        (0.078)               --
                                                      ----------------  ----------------

   Total distributions to shareholders                         (0.160)           (0.131)
                                                      ----------------  ----------------

NET ASSET VALUE - END OF PERIOD                       $         14.24   $         11.38
                                                      ================  ================

Total return 1:                                                 26.77%            15.21%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                    1.20%             1.20%
    Net investment income*                                       0.94%             1.71%

Portfolio turnover                                                115%               95%

Average commission rate paid                          $        0.0486   $        0.0655

NET ASSETS - END OF PERIOD (000'S OMITTED)            $         9,852   $         1,574
                                                      ================  ================





* The investment advisor did not impose all or a portion of its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, and had 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:






Net investment income            $0.063   $0.037

Ratios (to average net assets):
   Expenses                        1.55%    2.50%
   Net investment income           0.59%    0.41%




1 Represents aggregate total return for the period indicated.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.     ORGANIZATION

        Maximum Horizon Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1997, 940 million shares have been designated in total among 19 series, of which 75 million have been designated as Maximum Horizon Series Class A Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION
          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

          Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Funds Board of Directors.

        Short-term investments that mature in sixty days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

     FEDERAL INCOME TAXES (CONTINUED)
     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

     FOREIGN CURRENCY TRANSLATION
          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

     OTHER
      The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements


3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $56,154 for the year ended October 31, 1997.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $19,683 for the year ended October 31, 1997, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $1,348 for the year ended October 31, 1997.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $7,345 for the year ended October 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES

       For the year ended October 31, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $11,395,385 and $3,825,271, respectively. Purchases and sales of United States Government securities were $2,111,104 and $2,359,683, respectively.

Notes to Financial Statements

5.  CAPITAL STOCK TRANSACTIONS

Transactions in shares of Maximum Horizon Series Class A Common Stock were:








                For the Year                   For the Year
              Ending 10/31/97                Ending 10/31/96

                  Shares        Amount       Shares            Amount
              ----------------  -----------  ----------------  -----------
Sold                  604,488   $8,008,694            148143   $1,624,294
Reinvested              2,983       38,375               390        4,209
Repurchased           (54,012)    (727,120)          (10,251)    (107,375)
              ----------------  -----------  ----------------  -----------
Net increase          553,459   $7,319,949           138,282   $1,521,128
              ================  ===========  ================  ===========



The Advisor owned 12,820 shares on October 31, 1997 and 12,654 shares on October 31, 1996.





6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1997.

7.     FOREIGN SECURITIES

          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States government. These risks include revaluation of currencies and future adverse
political  and  economic  developments.    Moreover,  securities  of  foreign
companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States government.

Independent Auditors Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF MAXIMUM HORIZON SERIES:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Maximum Horizon Series (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1997, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the years ended October 31, 1997 and 1996. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Maximum Horizon Series at October 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP
     BOSTON, MASSACHUSETTS
     NOVEMBER 26, 1997